                                                                EXHIBIT (17)(r)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                  April 27, 1995

Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of The PNC Fund covering the six months ended March 31, 1995. This report includes security listings and performance results for the money market portfolios of The PNC Fund.

     These portfolios cover a wide range of money market fund objectives, allowing shareholders to more precisely match their investments with their overall financial goals. The portfolios are managed with a sophisticated blend of discipline, experience and expertise. Each of the money market portfolios continues to provide investors with a competitive short-term investment product that seeks a high level of current income consistent with maintaining liquidity and stability of principal.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         /s/ G. WILLING PEPPER
                                         ----------------------
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                  THE PNC FUND

                  SEMI-ANNUAL REPORT OF THE INVESTMENT ADVISER

     Last year, the fixed income markets were hard hit by rising interest rates and derivative-related losses. The first quarter of 1995 got off to an inauspicious start with another increase in short-term interest rates, the financial crisis in Mexico, and the decline in the dollar. One area that does appear to be experiencing a trend change is the pace of business activity. In the fourth quarter of last year, the economy grew by a revised 4.6%, pushing the annual rate of growth to 4.0%, the strongest showing in ten years. Estimates for the first quarter average around 3%, based on signs of lower consumer spending, declining auto sales and a softer housing market. In recent congressional testimony, Fed Chairman Greenspan indicated that the FOMC expects the economy to expand at a 2-3% rate in 1995. Greenspan even used the word "ease" in his February 1995 testimony, causing the markets to rally strongly, but temporarily, on the belief that the year long rise in interest rates was about over.

     The Fed also has reason to be pleased with the inflation numbers. The fourth quarter GDP report revealed that prices advanced only 1.3%, versus 1.9% in the previous quarter. For 1994, consumer prices were up 2.7%, exactly the same as in 1993. The FOMC is estimating that consumer prices will average 3.0-3.5% in 1995.

     Short-term interest rates continued their upward climb during the last two quarters. The Federal Reserve tightened policy twice, in November 1994 and February 1995, for a total of 125 basis points, bringing the federal funds rate to 6.00%. Fourth quarter economic reports continued to suggest that business was expanding, and that further Fed action was likely in the new year. On February 1, 1995, the FOMC voted to increase the federal funds target and discount rates by 50 basis points to 6.00% and 5.25%, respectively. Although this was the first interest rate hike of 1995, market expectations that it would also be the last ignited a strong rally that flattened the yield curve. Three-month and six-month Treasury bill yields fell to 5.83% and 6.11%, respectively, while the three-month and six-month LIBOR decreased to 6.19% and 6.38%, respectively.

     The big story in the municipal market was the bankruptcy filing of Orange County, CA in December 1994. This action shocked the short-term tax-free markets, causing yields to rise by more than 50 basis points. In the wake of Orange County's bankruptcy filing, there have been reports of other derivative-related losses in Florida and Wisconsin, but the markets have calmed down considerably from year-end levels. The start of the new year saw the expected increase in short-term tax-free assets from bond coupon payments and called bonds. Increased demand for liquid, short-term investments due to anticipation of another rate increase by the Fed also contributed to the inflow of money into short-term tax-exempt securities.

     The last few months also saw a decrease in long-term yields as economic activity started to show signs of slowing. The 2-year Treasury bond began the period at 7.69% and steadily declined to 6.78% by March 31, 1995. The intermediate sector experienced a similar decline in rates with the 5-year Treasury bond decreasing from 7.83% at the end of December to 7.07% by March 31, 1995. Longer yields followed a similar pattern as the 30-year Treasury bond, which began the period at 7.88%, ended March 1995 at 7.43%.

                                       PNC INSTITUTIONAL MANAGEMENT CORPORATION

April 27, 1995

                                THE PNC(R) FUND

                             MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
BANK NOTES -- 1.2%
BANKS
  NationsBank North Carolina
   5.35%                 06/07/95   $ 5,000   $  4,999,958
  Northern Trust Bank
   5.25%                 06/16/95    10,000      9,998,605
                                              ------------
TOTAL BANK NOTES
  (Cost $14,998,563)                            14,998,563
                                              ------------
CERTIFICATES OF DEPOSIT -- 17.0%
BANKS -- 2.1%
  First National Bank of Boston
   6.16%                 06/26/95    25,000     25,000,000
                                              ------------
YANKEE DOLLAR -- 14.9%
  Banque National de Paris
   7.025%                02/09/96    25,000     25,003,147
  Banque Paribas
   6.14%                 05/10/95    25,000     25,001,574
  Industrial Bank of Japan
   6.28%                 04/28/95    25,000     25,000,185
  Societe Generale
   6.06%                 05/01/95    25,000     25,000,207
  Sumitomo Bank
   6.27%                 04/28/95    30,000     30,000,000
   6.18%                 06/30/95    25,000     25,000,000
  Svenska Handelsbanken, Inc.
   6.25%                 04/28/95    25,000     25,000,000
                                              ------------
                                               180,005,113
                                              ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $205,005,113)                          205,005,113
                                              ------------
COMMERCIAL PAPER -- 32.3%
AEROSPACE -- 2.0%
  Rockwell International Corp.
   6.15%                 09/06/95    25,000     24,325,208
                                              ------------
BANKS -- 5.3%
  AMRO N.A. Finance, Inc.
   6.22%                 08/10/95    30,000     29,320,983
  National City Corp.
   6.07%                 06/27/95    20,000     19,706,617
  Toronto Dominion Holdings
   USA, Inc.
   5.73%                 05/02/95    15,000     14,925,988
                                              ------------
                                                63,953,588
                                              ------------
BROKERAGE -- 1.2%
  Morgan Stanley Group
   6.22%                 08/21/95    15,000     14,631,983
                                              ------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
COMMERCIAL PAPER (CONTINUED)
CONSUMER NON-DURABLES -- 2.1%
  Newell Co.
   6.15%                 04/27/95   $25,000   $ 24,888,958
                                              ------------
CREDIT INSTITUTIONS -- 15.2%
  Ciesco L.P.
   6.09%                 05/08/95    20,000     19,874,817
  C.I.T. Group Holdings, Inc.
   6.10%                 06/29/95    25,000     24,622,986
  Ford Motor Credit Corp.
   6.16%                 09/11/95    40,000     38,884,356
  General Motors Acceptance Corp.
   6.08%                 04/17/95    25,000     24,932,444
   6.10%                 05/02/95    25,000     24,868,681
  Sanwa Business Credit Corp.
   6.16%                 04/27/95    20,000     19,911,022
  Sears Roebuck Acceptance Corp.
   6.27%                 04/10/95    30,000     29,952,975
                                              ------------
                                               183,047,281
                                              ------------
DRUGS & HEALTH CARE -- 1.6%
  Eli Lilly & Co.
   6.20%                 06/01/95    20,000     19,789,889
                                              ------------
FINANCE -- 4.9%
  Beta Finance, Inc.
   5.65%                 04/04/95    10,000      9,995,292
  Corporate Receivables Corp.
   6.10%                 05/08/95    15,100     15,005,331
  McKenna Triangle National Corp.
   6.30%                 08/07/95    10,000      9,776,000
  Sears Roebuck Acceptance Corp.
   6.24%                 06/05/95    25,000     24,718,333
                                              ------------
                                                59,494,956
                                              ------------
TOTAL COMMERCIAL PAPER
  (Cost $390,131,863)                          390,131,863
                                              ------------
TIME DEPOSITS -- 4.1%
BANKS
  Society National Bank Cleveland
   6.4375%               04/03/95    50,000     50,000,000
                                              ------------
   (Cost $50,000,000)
VARIABLE RATE OBLIGATIONS -- 37.0%
BANKS -- 7.9%
  Comerica Bank -- Detroit
   5.93%**               04/04/95    50,000     49,973,885
  First National Bank Chicago
   6.31%**               04/03/95    45,000     44,996,240
                                              ------------
                                                94,970,125
                                              ------------

                See accompanying notes to financial statements.

                             MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
VARIABLE RATE OBLIGATIONS (CONTINUED)
BROKERAGE -- 16.8%
  Bear Stearns & Co., Inc.
   6.04%**               04/04/95   $45,000   $ 45,000,000
  Bear Stearns Treasury Rate Notes
   6.03%**               04/04/95    15,000     15,000,000
  Goldman Sachs Group L.P.
   6.4375%**             04/08/95    47,000     47,000,000
  Lehman Brothers Holdings, Inc.
   6.40%**               06/07/95    50,000     50,000,000
  Morgan Stanley Group
   6.225%**              04/19/95    15,000     15,000,000
  Morgan Stanley Group Mtn C
   5.92%**               04/04/95    30,000     29,999,663
                                              ------------
                                               201,999,663
                                              ------------
BUSINESS SERVICES -- 1.0%
  PHH Corp.
   6.04%**               04/04/95    12,000     12,000,000
                                              ------------
FINANCE -- 4.6%
  J. P. Morgan Securities, Inc.
   6.175%**              04/10/95    55,000     55,000,000
                                              ------------
STUDENT LOAN MARKETING ASSOCIATION -- 6.7%
   5.97%**               04/04/95    25,000     25,000,000
   6.01%**               04/04/95    20,000     20,000,000
   6.02%**               04/04/95    21,000     20,996,046
   6.03%**               04/04/95    15,000     14,992,363
                                              ------------
                                                80,988,409
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $444,958,197)                          444,958,197
                                              ------------
REPURCHASE AGREEMENTS -- 7.9%
  Morgan Stanley & Co.
   6.40%                 04/03/95    95,000     95,000,000
   (Agreement dated 03/31/95 to               ------------
   be repurchased at $95,050,667.
   Collateralized by $216,098,879
   Federal National Mortgage As-
   sociation 6.00% to 12.00% due
   06/01/05 to 03/01/25. The
   market value of the collateral
   is $97,036,450.)
   (Cost $95,000,000)

                                   NUMBER
                                 OF SHARES       VALUE
                                 ---------   --------------
INFINITY CASH RESERVE --
  PRIME -- 0.6%
  (Cost $7,115,490)              7,115,490   $    7,115,490
                                             --------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,207,209,226*)            100.1%    1,207,209,226
LIABILITIES IN EXCESS OF
  OTHER ASSETS                       (0.1%)        (739,423)
                                 ---------   --------------
NET ASSETS (Equivalent to $1.00
  per share based on
  593,927,411 Institutional
  shares, 605,221,765 Service
  shares and 7,301,881 Series A
  Investor shares outstanding)      100.0%   $1,206,469,803
                                    ======   ==============

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($1,206,469,803 / 1,206,451,057)                    $1.00
                                                      =====

-------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995, and maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
ALABAMA -- 4.8%
  Birmingham-Baptist Medical
   Centers Special Care Facilities
   Financing Authority (Senior
   Living Communities, Inc.
   Project) Series 1990A DN
   4.25% **               04/07/95   $ 7,240   $ 7,240,000
  Port City Medical Clinic Board of
   Mobile (Mobile Infirmary
   Association Project)
   Series 1992A MB
   4.00%                  05/01/95     1,000     1,000,000
   4.10%                  05/09/95     2,600     2,600,000
                                               -----------
                                                10,840,000
                                               -----------
ALASKA -- 1.4%
  Valdez Marine Terminal Refunding
   (ARCO Transportation Project)
   Series 1994A MB
   4.30%                  05/01/95     2,125     2,125,000
   4.25%                  05/05/95     1,000     1,000,000
                                               -----------
                                                 3,125,000
                                               -----------
ARIZONA -- 2.2%
  Apache County IDA (Tucson
   Electric Power Company
   Springerville Project)
   Series 1983B DN
   4.25%**                04/07/95     2,600     2,600,000
  Apache County IDA (Tucson
   Electric Power Company
   Springerville Project)
   Series 1985A DN
   4.20%**                04/07/95     2,200     2,200,000
  Phoenix IDA Multifamily Housing
   Refunding (Paradise Shadows II
   Apartments Project)
   Series 1989 DN
   4.05%**                04/07/95        75        75,000
                                               -----------
                                                 4,875,000
                                               -----------

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
CALIFORNIA -- 7.1%
  California Higher Education Loan
   Authority Student Loan Refunding
   Series 1987A MB
   3.60%                  05/01/95   $ 1,000   $ 1,000,000
  California Series 1994-95A RAN
   5.00%                  06/28/95     3,000     3,004,352
  California Series 1994-95B RAN
   4.41% **               04/03/95     5,000     5,000,000
  Los Angeles County
   Series 1994 TRAN
   4.50%                  06/30/95     7,000     7,007,190
                                               -----------
                                                16,011,542
                                               -----------
COLORADO -- 5.4%
  Arapahoe County Capital
   Improvement Highway Revenue
   (E-470 Project)
   Series 1986G MB
   4.45%                  08/31/95     5,000     5,000,000
  City & County of Denver Airport
   System Subordinated Series 1990B
   MB
   4.35%                  05/08/95     2,000     2,000,000
  City & County of Denver Airport
   System Subordinated Series 1990E
   MB
   4.35%                  05/08/95     2,375     2,375,000
   4.40%                  05/09/95     2,700     2,700,000
                                               -----------
                                                12,075,000
                                               -----------
CONNECTICUT -- 1.1%
  Connecticut Housing Finance
   Authority (Housing Mortgage
   Finance Program Project)
   Series 1993E, Subseries E-1 MB
   4.40%                  11/15/95     2,500     2,500,000
                                               -----------
DISTRICT OF COLUMBIA -- 0.9%
  District of Columbia (The
   American University Project)
   Series 1985 DN
   4.30%**                04/07/95       700       700,000
  District of Columbia Hospital
   (Columbia Hospital for Women
   Project) Series 1988A DN
   4.10%**                04/07/95     1,300     1,300,000
                                               -----------
                                                 2,000,000
                                               -----------

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
FLORIDA -- 0.9%
  Putnam County Development Au-
   thority (Seminole Electric Coop-
   erative Project) Series 1984D MB
   4.25%                  06/15/95   $ 2,000   $ 2,000,000
                                               -----------
GEORGIA -- 2.2%
  Burke County Development
   Authority PCR (Oglethorpe Power
   Corporation Vogtle Project)
   Series 1994A MB
   4.25%                  05/04/95     4,000     4,000,000
  Municipal Association Pooled
   Bonds Series 1990 DN
   4.125%**               04/07/95     1,020     1,020,000
                                               -----------
                                                 5,020,000
                                               -----------
HAWAII -- 2.4%
  Hawaii Refunding (Topstar
   Custodial Receipts) Series 1993C
   DN
   4.35%**                04/07/95     5,400     5,400,000
                                               -----------
ILLINOIS -- 9.0%
  Chicago Gas Supply (Peoples Gas &
   Light Company Project) Series
   1993B MB
   4.95%                  12/01/95     2,000     2,000,000
  Chicago GO Tender Notes
   Series 1994A-2 MB
   4.15%                  07/19/95     2,000     2,000,000
  Chicago O'Hare International
   Airport (American Airlines
   Project) Series 1983C DN
   4.55%**                04/03/95     1,400     1,400,000
  Illinois Development Finance
   Authority IDRB (6 West Hubbard
   Street Project) Series 1986 DN
   4.05%**                04/07/95     3,410     3,410,000
  Illinois Development Finance
   Authority PCR (Illinois Power
   Company Project) Series 1993C MB
   4.10%                  05/31/95     2,600     2,600,000
  Illinois Education Facilities
   Authority (Art Institute of
   Chicago Project) Series 1995 DN
   4.25%**                04/07/95     3,000     3,000,000

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
ILLINOIS (CONTINUED)
  Illinois Health Facilities
   Authority (Evanston Hospital
   Corporation Project) Series
   1985B MB
   4.65%                  02/15/96   $ 3,000   $ 3,000,000
  Illinois Health Facilities
   Authority (The Streeterville
   Corporation Project) Series 1994
   DN
   4.20%**                04/07/95     1,000     1,000,000
  Village of North Aurora IDA
   (Oberweis Dairy Incorporated
   Project) Series 1995 DN
   4.30%**                04/07/95     2,000     2,000,000
                                               -----------
                                                20,410,000
                                               -----------
INDIANA -- 2.4%
  Fort Wayne Hospital Authority
   (Parkview Memorial Hospital
   Project) Series 1989B DN
   4.25%**                04/07/95       300       300,000
  Indiana Housing Finance Authority
   (Single Family Mortgage Project)
   Series 1994D MB
   4.30%                  07/03/95     1,290     1,290,000
  Petersburg PCR (Indianapolis
   Power & Light Company Project)
   Series 1991 MB
   4.30%                  05/01/95     2,700     2,700,000
  Sullivan Floating Fixed Rate
   PCR MB
   4.15%                  04/07/95     1,110     1,110,000
                                               -----------
                                                 5,400,000
                                               -----------
KENTUCKY -- 1.6%
  Clark County PCR (Eastern
   Kentucky Power Cooperative
   Project) Series 1984 MB
   3.75%                  04/17/95     2,500     2,500,000
  Maysville Solid Waste Disposal
   Facilities (Inland Container
   Corporation Project) Series 1992
   TECP
   4.00%                  04/05/95     1,000     1,000,000
                                               -----------
                                                 3,500,000
                                               -----------

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
LOUISIANA -- 2.4%
  Louisiana GO (Custodial
   Receipts -- Topstar) Series 1993A-6 DN
   4.35%**                04/07/95   $ 3,000   $ 3,000,000
  Plaquemines Port Harbor and Ter-
   minal District of Marine
   Terminal Facilities Refunding
   (Electro-Coal Transfer Project)
   Series 1985C TECP
   4.00%                  04/26/95     2,525     2,525,000
                                               -----------
                                                 5,525,000
                                               -----------
MASSACHUSETTS -- 1.1%
  Commonwealth of Massachusetts GO
   Notes Series 1994A
   5.00%                  06/15/95     2,500     2,504,006
                                               -----------
MICHIGAN -- 0.9%
  Northville IDA (Thrifty
   Northville Project) Series 1984
   DN
   4.325%**               04/07/95     2,000     2,000,000
                                               -----------
MINNESOTA -- 2.2%
  University of Minnesota (Full
   Faith & Credit Project) Series
   1985F MB
   4.50%                  08/01/95     3,000     3,000,000
  University of Minnesota (Full
   Faith & Credit Project) Series
   1985I MB
   4.25%                  05/15/95     2,000     2,000,000
                                               -----------
                                                 5,000,000
                                               -----------
MISSOURI -- 0.6%
  Kansas City IDA (Mid America
   Health Services Project) Series
   1984 DN
   4.50%**                04/07/95     1,400     1,400,000
                                               -----------
MONTANA -- 0.5%
  Forsyth PCR (Portland General
   Electric Company Project) Series
   1983D DN
   4.15%**                04/07/95     1,200     1,200,000
                                               -----------
NEW HAMPSHIRE -- 9.3%
  Business Finance Authority PCR
   (New England Power Company
   Project) Series 1990A TECP
   4.00%                  04/05/95     3,500     3,500,000
  Business Finance Authority PCR
   (New England Power Company
   Project) TECP
   4.25%                  05/10/95     3,000     3,000,000

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
NEW HAMPSHIRE (CONTINUED)
  New Hampshire Higher Education &
   Health Facilities Authority (VHA
   of New England Capital Asset
   Financing Program Project)
   Series 1985G DN
   4.10%**                04/07/95   $ 4,900   $ 4,900,000
  New Hampshire IDA Solid Waste
   Disposal Facility (United
   Illuminating Company Project)
   Series A MB
   4.50%                  09/01/95     9,700     9,700,000
                                               -----------
                                                21,100,000
                                               -----------
NEW JERSEY -- 0.9%
  New Jersey Series 1994A TRAN
   5.00%                  06/15/95     2,000     2,003,790
                                               -----------
NEW MEXICO -- 0.7%
  Farmington PCR (Arizona Public
   Service Co. Four Corners
   Project) Series 1994B DN
   4.55%**                04/03/95     1,500     1,500,000
                                               -----------
NEW YORK -- 3.5%
  New York City GO Series 1995B DN
   4.0625%**              04/07/95     8,000     8,000,000
                                               -----------
NORTH CAROLINA -- 1.5%
  North Carolina Eastern Municipal
   Power Agency (Power System
   Project) Series 1988B MB
   4.15%                  04/12/95     1,650     1,650,000
  North Carolina Medical Care
   Commission Hospital (Pooled
   Financing Project) Series 1991B
   DN
   4.55%**                04/03/95     1,700     1,700,000
                                               -----------
                                                 3,350,000
                                               -----------
NORTH DAKOTA -- 0.9%
  Mercer County (United Power
   Association Project) Pooled
   Series 1995A MB
   4.35%                  09/01/95     2,000     2,000,000
                                               -----------
OKLAHOMA -- 1.3%
  Muskogee Industrial Trust
   Adjustable Rate PCR (Oklahoma
   Gas and Electric Company
   Project) Series 1995A DN
   4.20%**                04/07/95     3,000     3,000,000
                                               -----------

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
PENNSYLVANIA -- 1.5%
  Delaware County IDA PCR (Phila-
   delphia Electric Company Pro-
   ject) Series 1988C MB
   4.20%                  05/16/95   $ 3,300   $ 3,300,000
                                               -----------
SOUTH DAKOTA -- 3.4%
  Lawrence County PCR (Homestake
   Mining Company Project) Series
   1983 DN
   4.25%**                04/07/95     5,700     5,700,000
  South Dakota Housing Development
   Authority (Homeownership
   Mortgage Project) Series 1994H
   MB
   4.95%                  12/13/95     2,000     2,000,000
                                               -----------
                                                 7,700,000
                                               -----------
TENNESSEE -- 1.3%
  Montgomery County Public Building
   Authority GO (Tennessee County
   Loan Pool Project) Series 1995
   DN
   4.30%**                04/07/95     3,000     3,000,000
                                               -----------
TEXAS -- 13.9%
  Austin Combined Utility Systems
   (Travis and Williamson Counties
   Project) MB
   4.25%                  05/12/95     5,000     5,000,000
  Board of Regents University of
   Texas TECP
   4.00%                  05/10/95     3,746     3,746,000
  Corpus Christi Port Authority of
   Nueces County (Union Pacific
   Resource Company Project) Series
   1989 MB
   4.30%                  05/05/95     5,500     5,500,000
  Dallas-Fort Worth International
   Airport Joint Refunding Series
   1992 MB
   4.00%                  04/06/95     6,500     6,500,000
  Harris County Health Facilities
   Development Corporation (San
   Jacinto Hospital Project) Series
   1987A MB
   4.20%                  06/01/95     4,600     4,600,000

                                       PAR
                          MATURITY    (000)       VALUE
                          ---------  -------   -----------
TEXAS (CONTINUED)
  Texas Public Finance Authority GO
   Series 1993A TECP
   4.40%                  05/18/95   $ 4,000   $ 4,000,000
  Texas Series 1994 TRAN
   5.00%                  08/31/95     2,000     2,002,073
                                               -----------
                                                31,348,073
                                               -----------
UTAH -- 5.0%
  Salt Lake City (Pooled Hospital
   Financing Program Project)
   Series 1990 MB
   4.15%                  04/10/95     5,705     5,705,000
  Utah Housing Finance Agency
   (Single Family Mortgage Project)
   Series 1993C DN
   4.25%**                04/07/95     5,500     5,500,000
                                               -----------
                                                11,205,000
                                               -----------
VIRGINIA -- 1.6%
  Chesterfield County IDA PCR
   (Virginia Electric & Power
   Company Project) Series 1985 MB
   4.10%                  05/08/95     1,000     1,000,000
  Virginia Housing Development
   Authority (Commonwealth Mortgage
   Project) Series 1993I, Subseries
   I-Stem MB
   4.20%                  05/11/95     2,500     2,500,000
                                               -----------
                                                 3,500,000
                                               -----------
WASHINGTON -- 4.6%
  Washington Public Power Supply
   System (Nuclear Project No. 3)
   Refunding Series 3A-2 DN
   4.25%**                04/07/95    10,400    10,400,000
                                               -----------
WISCONSIN -- 1.2%
  Oak Creek PCR (Wisconsin
   Electric Power Company Project)
   Series 1986 DN
   4.20%**                04/07/95     2,700     2,700,000
                                               -----------

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                VALUE
                                             ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $224,892,411*)               99.7%   $224,892,411
OTHER ASSETS IN EXCESS OF
  LIABILITIES                         0.3%        672,187
                                    ------   ------------
NET ASSETS (Equivalent to $1.00
  per share based on 34,751,840
  Institutional shares,
  190,819,260
  Service shares, and 28,814
  Series A Investor shares
  outstanding)                      100.0%   $225,564,598
                                    ======   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($225,564,598 / 225,599,914)                      $1.00
                                                    =====

-------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       GOVERNMENT MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
AGENCY OBLIGATIONS -- 51.3%
FEDERAL FARM CREDIT BANK NOTES -- 5.1%
  6.20%                04/07/95    $10,000    $ 10,000,000
  5.84%                05/17/95     12,000      11,910,453
  6.05%                06/01/95     10,000      10,000,000
                                              ------------
                                                31,910,453
                                              ------------
FEDERAL HOME LOAN BANK
CONSOLIDATED NOTES -- 11.3%
  5.57%                04/19/95     13,000      12,963,795
  6.00%                04/28/95     20,000      19,910,000
  6.06%                04/28/95     15,000      14,931,825
  5.97%                07/03/95     12,360      12,169,378
  6.787%               02/15/96     10,000      10,009,104
                                              ------------
                                                69,984,102
                                              ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
  NOTES -- 17.9%
  5.90%                04/03/95     55,000      54,981,972
  6.00%                04/03/95      6,090       6,087,970
  5.90%                04/04/95     50,000      49,975,417
                                              ------------
                                               111,045,359
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
  NOTES -- 13.0%
  6.02%                06/12/95     20,000      19,759,200
  6.41%                06/12/95     17,000      16,782,060
  5.97%                06/20/95     25,000      24,668,333
  5.95%                06/26/95     20,000      19,715,722
                                              ------------
                                                80,925,315
                                              ------------
TENNESSEE VALLEY AUTHORITY -- 4.0%
  5.92%                04/06/95     25,000      24,979,444
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $318,844,673)                          318,844,673
                                              ------------
VARIABLE RATE OBLIGATIONS -- 22.8%
FEDERAL HOME LOAN BANK CONSOLIDATED DISCOUNT NOTES -- 5.6%
  6.20%**              04/03/95     25,000      24,995,004
  6.0925%**            05/02/95     10,000       9,994,133
                                              ------------
                                                34,989,137
                                              ------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
VARIABLE RATE OBLIGATIONS (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
NOTES -- 7.2%
  6.16%**              04/03/95    $25,000    $ 25,000,000
  6.07%**              04/04/95     20,000      20,000,000
                                              ------------
                                                45,000,000
                                              ------------
STUDENT LOAN MARKETING ASSOCIATION
NOTES -- 10.0%
  6.00%**              04/04/95      5,000       5,000,000
  6.01%**              04/04/95     10,000       9,997,551
  6.02%**              04/04/95      6,000       6,000,000
  6.04%**              04/04/95      5,000       5,001,926
  6.12%**              04/04/95      5,500       5,500,950
  6.17%**              04/04/95     20,600      20,654,204
  6.195%**             04/04/95      4,000       4,009,358
  6.245%**             04/04/95      5,825       5,852,449
                                              ------------
                                                62,016,438
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $142,005,575)                          142,005,575
                                              ------------
REPURCHASE AGREEMENTS -- 26.1%
  Lehman Government Securities,
  Inc.
   6.50%               04/03/95     36,900      36,900,000
   (Agreement dated 03/31/95 to
   be repurchased at
   $36,919,987. Collateralized
   by 41,270,181 Federal Home
   Loan Bank and Federal Home
   Loan Mortgage Corporation
   Notes, 3.785% to 12.5% due
   12/01/15 to 02/01/24. The
   market value of the
   collateral is $37,952,546).

                See accompanying notes to financial statements.

                       GOVERNMENT MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
REPURCHASE AGREEMENTS (CONTINUED)
  Morgan Stanley & Co.
   6.40%               04/03/95    $75,000    $ 75,000,000
   (Agreement dated 03/31/95 to
   be repurchased at
   $75,040,000. Collateralized
   by 102,899,221 Federal
   National Mortgage
   Association, 5.5% to 9.5% due
   01/01/06 to 03/01/25. The
   market value of the
   collateral is $77,261,569).
  First Boston Corporation
   6.03%               04/10/95     50,000      50,000,000
                                              ------------

   (Agreement dated 03/09/95
   to be repurchased at
   $50,268,000. Collateralized
   by 89,055,000. Federal
   National Mortgage Association
   and Federal Home Loan
   Mortgage Corporation, 5.791%
   to 6.399% due 11/01/23 to
   06/01/29. The market value of
   the collateral is
   $88,685,121).

                                                 VALUE
                                              ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $161,900,000)                         $161,900,000
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $622,750,248*)              100.2%     622,750,248
LIABILITIES IN EXCESS OF
  OTHER ASSETS                       (0.2%)     (1,287,160)
                                   -------    ------------
NET ASSETS (Equivalent to $1.00 per share
  based on 113,704,861 Institutional
  shares, 505,347,225 Service shares and
  2,399,857 Series A Investor shares
  outstanding)                      100.0%    $621,463,088
                                   =======    ============
NET ASSET VALUE OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($621,463,088 / 621,451,943)                       $1.00
                                                     =====

---------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995 and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                          OHIO MUNICIPAL MONEY MARKET
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO -- 97.9%
  Clermont County Hospital
   Facilities (Mercy Health Care
   System Project) Series 1985B DN
   4.00%**                 04/07/95   $  294   $   294,000
  Erie County IDRB (Brighton Manor
   Company Project) Series 1986 DN
   4.45%**                 04/07/95    3,000     3,000,000
  Evendale IDRB (SHV Real Estate,
   Inc. Project) Series 1985 DN
   4.15%**                 04/07/95    1,700     1,700,000
  Findlay Water Series 1984 DN
   3.85%**                 04/03/95    6,500     6,500,000
  Franklin County IDRB (Alco
   Standard Corp. Project) Series
   1994 DN
   4.35%**                 04/07/95    2,000     2,000,000
  Lucas County IDRB (Vega
   Industries, Inc. Project) Series
   1995 DN
   4.50%**                 04/07/95    2,300     2,300,000
  Montgomery County BAN Series 1994B
   4.50%                   04/27/95    2,000     2,000,980
  Montgomery County Hospital (Miami
   Valley Hospital Project) Series
   1985B TECP
   3.65%                   04/05/95    1,000     1,000,000
  Montgomery County Hospital (Miami
   Valley Hospital Project) Series
   1985C TECP
   4.20%                   05/02/95    2,000     2,000,000
  Muskingum County Hospital
   Facilities (Bethesda Care Systems
   Project) Series 1991 DN
   4.25%**                 04/07/95    1,900     1,900,000
  Ohio Air Quality Development
   Authority (Cincinnati Gas &
   Electric Project) Series 1985
   TECP
   4.10%                   04/03/95    2,000     2,000,000
  Ohio Air Quality Development
   Authority (Duquesne Light Co.
   Project) Series 1988 MB
   3.80%                   04/06/95    2,000     2,000,000
  Ohio Air Quality Development
   Authority (JMG Funding L.P.
   Project) Series 1994B DN
   4.25%**                 04/05/95      200       200,000

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO (CONTINUED)
  Ohio Air Quality Development
   Authority (PPG Industries, Inc.
   Project) Series 1988A DN
   4.15%**                 04/07/95   $  500   $   500,000
  Ohio Air Quality Development
   Authority (Timken Co. Project)
   Series 1992 DN
   4.15%**                 04/05/95      100       100,000
  Ohio GO MB Series 1995
   4.50%                   08/01/95    3,000     3,000,000
  Ohio Housing Finance Agency
   Multifamily Housing (Lincoln Park
   Assoc. Project) Series 1985 MB
   3.95%                   05/01/95      650       650,000
  Ohio State Environmental
   Improvement PCRB (U.S. Steel
   Corp. Project) Series 1986 DN
   4.30%**                 04/07/95    1,000     1,000,000
  Ohio State IDRB (Anomatic Corp.
   Project) Series 1994 DN
   4.50%**                 04/06/95    1,000     1,000,000
  Ohio Water Development Authority
   PCRB (Cleveland Electric
   Illuminating Co. Project) Series
   1988A TECP
   4.15%                   04/03/95    2,000     2,000,000
  Ohio Water Development Authority
   PCRB (Duquesne Light Co. Project)
   Series 1988 MB
   3.80%                   04/04/95    1,600     1,600,000
   4.15%                   05/11/95    3,050     3,050,000
  Ohio Water PCRB (Ohio Edison
   Company Project) Series 1988B MB
   4.25%                   09/01/95    1,750     1,750,000
  Olmstead Falls School District BAN
   Series 1995
   5.00%                   05/31/95    1,500     1,501,865
  Sandusky County IDRB (Brighton
   Manor Co. Project) Series 1986 DN
   4.45%**                 04/07/95    1,000     1,000,000
  Student Loan Funding Corporation
   Series 1983A DN
   4.20%**                 04/07/95    1,100     1,100,000
  Student Loan Funding Corporation
   Series 1990A-3 DN
   4.30%**                 04/07/95    1,900     1,900,000

                See accompanying notes to financial statements.

                          OHIO MUNICIPAL MONEY MARKET
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO (CONTINUED)
  Student Loan Funding Corporation
   Series 1990A-1 DN
   4.30%**                 04/07/95   $1,000   $ 1,000,000
  Student Loan Funding Corporation
   Series 1990A-2 DN
   4.30%**                 04/07/95    1,000     1,000,000
  Summit County IDRB (Austin
   Printing Company, Inc. Project)
   Series 1994 DN
   4.50%**                 04/07/95      650       650,000
  Summit County IDRB (Forest
   Manufacturing Project) Series
   1994 DN
   4.50%**                 04/06/95      500       500,000
  Summit County IDRB (Steffen
   Bookbinders Project) Series 1991
   DN
   4.50%**                 04/07/95      200       200,000
  Toledo-Lucas County Port Authority
   (CSX Transportation, Inc.
   Project) Series 1992 TECP
   3.65%                   04/11/95    2,000     2,000,000
  Toledo City Services Special
   Assessment Notes Series 1994 MB
   4.80%                   07/27/95    2,500     2,503,920
  West Clermont School District BAN
   5.25%                   08/09/95    1,800     1,803,465
  Westlake Economic Development
   (Oaks Development Company
   Project) Series 1994 DN
   4.35%**                 04/07/95    2,020     2,020,000
  Wooster IDRB (Allen Group, Inc.
   Project) Series 1985 DN
   4.05%**                 04/05/95      200       200,000
                                               -----------
                                                58,924,230
                                               -----------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PUERTO RICO -- 0.3%
  Puerto Rico Government Development
   Bank Series 1985 DN
   4.10%**                 04/07/95   $  200   $   200,000
                                               -----------
VIRGIN ISLANDS -- 1.7%
  Virgin Islands Housing Finance
   Authority Single Family Revenue
   Series 1995B MB
   4.375%                  02/01/96    1,000     1,000,000
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $60,124,230*)                  99.9%    60,124,230
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.1%        64,569
                                      ------   -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 12,191,502
  Institutional shares, 47,994,948
  Service shares and 4,634 Series A
  Investor shares outstanding).       100.0%   $60,188,799
                                      ======   ===========
NET ASSET VALUE OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES
  A INVESTOR SHARE
  ($60,188,799 / 60,191,084)                         $1.00
                                                     =====

-------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- 95.1%
  Allegheny County (Duquesne Light
   Co. Project) Series 1992 MB
   4.75%                 11/30/95   $ 6,000   $  6,000,000
  Allegheny County (Duquesne Light
   Co. Project) Series 1990 MB
   4.40%                 12/07/95     5,000      5,000,000
  Allegheny County Higher
   Education Building Authority
   (University of Pittsburgh
   Project) Series 1985C DN
   4.025%**              04/07/95       360        360,000
  Allegheny County IDA (Duquesne
   Light Co. Project) Series 1992A
   MB
   4.80%                 10/17/95     2,000      2,000,000
  Beaver County IDA PCRB (Duquesne
   Light Co. Project) Series 1990A
   DN
   4.25%**               04/07/95     5,100      5,100,000
  Beaver County IDA PCRB (Duquesne
   Light Co. Project) Series 1990B
   DN
   4.25%**               04/07/95     4,500      4,500,000
  Beaver County IDA PCRB (Duquesne
   Light Co. Project) Series 1990C
   MB
   4.00%                 05/12/95     2,500      2,500,000
  Beaver County IDA PCRB (Duquesne
   Light Co. Project) Series 1993A
   MB
   4.35%                 04/13/95     1,500      1,500,000
   4.30%                 05/12/95     2,000      2,000,000
   4.45%                 05/12/95       300        300,000
   4.35%                 08/09/95     4,900      4,900,000
  Beaver County IDA PCRB (Toledo
   Edison Co. Project) Series
   1992E MB
   4.20%                 05/03/95     3,250      3,250,000
  Bedford County IDA IDRB (Sepa,
   Inc. Facility Project) Series
   1985 DN
   4.05%**               04/07/95     2,000      2,000,000
  Berks County IDA Commercial
   Development (Sixth and Penn
   Street Project) Series 1988 DN
   4.20%**               04/07/95       300        300,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Bradford County IDA Commercial
   Development (Guthrie Inn
   Project) Series 1984 DN
   4.10%**               04/03/95   $ 2,200   $  2,200,000
  Bucks County IDA (SHV Real
   Estate, Inc. Project) Series
   1985 DN
   4.15%**               04/07/95     1,300      1,300,000
  Bucks County IDA (Sunstrand
   Corp. Project) Series 1991 DN
   4.25%**               04/07/95     1,505      1,505,000
  Cambria County IDA Resource
   Recovery (Cambria Cogen Co.
   Project) Series 1989V-1 DN
   4.25%**               04/07/95     1,700      1,700,000
  Cambria County IDA Resource
   Recovery (Cambria Cogen Co.
   Project) Series 1989V-2 DN
   4.25%**               04/07/95       100        100,000
  Cambria County IDA Resource
   Recovery (Cambria Cogen Co.
   Project) Series 1991V-1 DN
   4.25%**               04/07/95     4,400      4,400,000
  Carbon County IDA Resource
   Recovery (Panther Creek Partner
   Project) Series 1990A MB
   4.15%                 04/10/95       300        300,000
   4.20%                 04/12/95     2,000      2,000,000
   4.35%                 04/13/95     2,000      2,000,000
   4.00%                 05/09/95       500        500,000
   3.95%                 05/10/95       750        750,000
   4.45%                 05/12/95     2,810      2,810,000
   4.30%                 05/26/95     1,200      1,200,000
   4.15%                 06/09/95     1,355      1,355,000
   4.35%                 08/08/95     2,550      2,550,000
   4.35%                 08/09/95     1,400      1,400,000
   4.40%                 08/15/95     5,000      5,000,000
  Cumberland County IDA IDRB (Lane
   Enterprises, Inc. Project)
   Series 1994 DN
   4.75%**               04/07/95     1,000      1,000,000
  Cumberland County Municipal
   Authority (Presbyterian Homes
   Project) Series 1993A DN
   4.125%**              04/07/95     6,000      6,000,000
  Delaware County IDA
   (Philadelphia Electric Co.
   Project) 1988C MB
   3.75%                 05/11/95     1,000      1,000,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Delaware County IDA PCRB
   4.30%                 04/21/95   $ 2,000   $  2,000,000
   4.00%                 05/01/95       900        900,000
   4.20%                 05/11/95     4,200      4,200,000
   4.00%                 05/19/95     1,300      1,300,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series 1984A DN
   4.30%**               04/07/95     2,000      2,000,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series 1984B DN
   4.30%**               04/07/95     2,500      2,500,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series 1984C DN
   4.30%**               04/07/95     5,400      5,400,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series 1984D DN
   4.25%**               04/07/95     1,200      1,200,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series 1984E DN
   4.25%**               04/07/95     5,300      5,300,000
  East Hempfield Township IDA
   (Yellow Freight System, Inc.
   Project) Series 1985 DN
   4.25%**               04/07/95       500        500,000
  Emmaus General Authority Pooled
   Loan Series 1989C DN
   4.25%**               04/07/95     2,800      2,800,000
  Emmaus General Authority Pooled
   Loan Series 1989D DN
   4.25%**               04/07/95     7,600      7,600,000
  Emmaus General Authority Pooled
   Loan Series 1989H DN
   4.25%**               04/07/95     5,000      5,000,000
  Harrisburg Redevelopment
   Authority Multifamily Housing
   (Washington Square Apartments
   Project) Series 1985 DN
   3.95%**               04/07/95     4,500      4,500,000
  Lehigh County Authority Water
   Series 1984 DN
   4.10%**               04/07/95     6,545      6,545,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Lehigh County IDA PCRB
   (Allegheny Electric Co-op, Inc.
   Project) Series 1985A DN
   4.15%**               04/07/95   $   100   $    100,000
  Lehigh County Sewer Authority
   Series 1985B DN
   4.10%**               04/07/95       180        180,000
  Littlestown IDA (Hanover House
   Industries Project) Series 1987
   DN
   4.30%**               04/07/95     2,000      2,000,000
  Montgomery County IDA (PECO
   Energy Project) TECP
   3.85%                 04/27/95     1,000      1,000,000
  Montgomery County Higher
   Education & Health Authority
   Hospital Series 1988 DN
   4.10%**               04/07/95     4,800      4,800,000
  Montgomery County IDA
   (Philadelphia Electric Co.
   Project) Series 1994A MB
   3.90%                 06/01/95     2,000      2,000,000
  Montgomery County IDA (Three
   Valley Square Associates
   Project) Series 1987 DN
   4.20%**               04/07/95     2,800      2,800,000
  Northampton County IDA IDRB
   (Citizens Utility Project)
   Series 1991 MB
   4.00%                 06/08/95     2,000      2,000,000
  Northeastern Pennsylvania
   Hospital & Education Authority
   (Wyoming Valley Health Care
   Project) Series 1994A DN
   4.10%**               04/07/95     4,000      4,000,000
  Northumberland County IDA
   Resource Recovery (Foster
   Wheeler Mt. Carmel Project)
   Series 1987A DN
   4.40%**               04/07/95     4,000      4,000,000
  Northumberland County IDA
   Resource Recovery (Foster
   Wheeler Mt. Carmel Project)
   Series 1987B DN
   4.40%**               04/07/95       590        590,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Pennsylvania Commonwealth TRAN
   4.75%                 06/30/95   $15,850   $ 15,879,627
  Pennsylvania Energy Development
   Authority (B&W Ebensburg Pro-
   ject) Series 1988 DN
   4.25%**               04/07/95     2,800      2,800,000
  Pennsylvania Energy Development
   Authority (Piney Creek Project)
   Series 1986A DN
   4.25%**               04/05/95     6,550      6,550,000
  Pennsylvania Energy Development
   Authority (Piney Creek Project)
   Series 1986C DN
   4.25%**               04/07/95     2,700      2,700,000
  Pennsylvania Energy Development
   Authority (B&W Ebensburg
   Project) Series 1986 DN
   4.25%**               04/07/95     3,590      3,590,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1994A DN
   4.20%**               04/05/95     5,000      5,000,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1984A DN
   3.85%**               04/07/95     1,500      1,500,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1988A DN
   4.20%**               04/07/95     7,800      7,800,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1988B DN
   4.20%**               04/07/95     2,620      2,620,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1988C DN
   4.20%**               04/07/95     6,500      6,500,000
  Pennsylvania Higher Education
   Facility Authority (Temple
   University Project) Series 1984
   DN
   3.24%**               04/01/95     2,000      2,000,000
  Philadelphia Authority IDRB
   (Commercial Development Airport
   Hotel Project) Series 1990 DN
   4.15%**               04/07/95     1,400      1,400,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Philadelphia Gas Works TECP
   3.85%                 05/09/95   $ 1,800   $  1,800,000
   4.00%                 08/01/95     6,000      6,000,000
  Philadelphia GO Series 1990 MB
   4.15%                 04/06/95     5,000      5,000,000
   4.05%                 06/09/95     1,000      1,000,000
  Philadelphia Hospital & Higher
   Educational Facility Authority
   (Frankford Hospital Project)
   Series 1993B DN
   4.20%**               04/07/95     2,400      2,400,000
  Philadelphia IDA (30th Street
   Station Project) Series 1987 DN
   3.50%**               04/07/95     3,000      3,000,000
  Philadelphia TRAN Series A
   4.75%                 06/15/95     1,000      1,001,405
  Quakertown General Authority
   Health Facilities (Lifequest &
   Affiliates Project) Series 1991
   DN
   4.05%**               04/07/95     2,900      2,900,000
  Radnor Township GO TRAN
   6.00%                 12/29/95     1,500      1,510,675
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985A
   DN
   4.00%**               04/07/95     1,300      1,300,000
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985B
   DN
   4.00%**               04/07/95     5,235      5,235,000
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985F
   DN
   4.00%**               04/07/95     3,200      3,200,000
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985I
   DN
   4.00%**               04/07/95     2,600      2,600,000
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985J
   DN
   4.00%**               04/07/95     4,500      4,500,000
  Sayre Health Care Facility
   Authority (VHA Capital
   Financing Project) Series 1985K
   DN
   4.00%**               04/07/95     3,400      3,400,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- (CONTINUED)
  Schuylkill County IDA Resource
   Recovery (Gilberton Power Pro-
   ject) Series 1985 DN
   4.25%**               04/07/95   $ 8,700   $  8,700,000
  Schuylkill County IDA Resource
   Recovery (Northeastern Power
   Co. Project) Series 1986B DN
   4.60%**               04/01/95    22,600     22,600,000
  St. Mary Hospital Authority
   (Franciscan Health System
   Project) Series 1985A DN
   4.60%**               04/01/95       400        400,000
  St. Mary Hospital Authority
   (Franciscan Health System
   Project) Series 1985B DN
   4.60%**               04/01/95       500        500,000
  University of Pittsburgh
   Commonwealth System of Higher
   Education (University Capital
   Project) Series 1989A DN
   3.90%**               04/07/95       500        500,000
  Venango IDA Resource Recovery
   Series 1993 MB
   4.15%                 04/10/95       910        910,000
   4.35%                 04/13/95     3,150      3,150,000
   4.00%                 05/09/95     1,475      1,475,000
   4.30%                 05/12/95       950        950,000
   4.45%                 05/12/95     1,300      1,300,000
   4.15%                 06/09/95     1,300      1,300,000
   4.30%                 08/04/95     2,300      2,300,000
   4.35%                 08/09/95     1,500      1,500,000
  Washington County Authority
   Lease Series 1985 DN
   4.25%**               04/05/95     4,400      4,400,000
  York County IDA PCRB
   (Philadelphia Electric Co.)
   Series 1993A DN
   4.15%**               04/07/95     2,000      2,000,000
                                              ------------
                                               309,166,707
                                              ------------
PUERTO RICO -- 4.7%
  Puerto Rico Government
   Development Bank Refunding
   Series 1985 DN
   4.10%**               04/07/95       500        500,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PUERTO RICO -- (CONTINUED)
  Puerto Rico Industrial Medical
   and Higher Education and
   Environmental Pollution Control
   Facilities Authority (Ana G.
   Mendez Foundation Project)
   Series 1985 DN
   4.05%**               04/07/95   $ 2,800   $  2,800,000
  Puerto Rico Industrial Medical
   and Higher Education and
   Environmental Pollution Control
   Facilities Authority
    (InterAmerican University of
    Puerto Rico Project)
    Series 1988 MB
    4.20%                04/13/95     1,700      1,700,000
    3.95%                05/01/95     1,000      1,000,000
  Puerto Rico Industrial Medical
   and Higher Education and
   Environmental Pollution Control
   Facilities Authority (Reynolds
   Metals Co. Project) MB
   4.00%                 09/01/95       600        600,245
  Puerto Rico Maritime Shipping
   Authority TECP
   3.85%                 04/19/95     8,800      8,800,000
                                              ------------
                                                15,400,245
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $324,566,952*)                99.8%    324,566,952
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.2%        693,203
                                    -------   ------------
NET ASSETS (Equivalent to $1.00
  per share based on 187,857,855
  Institutional shares,
  137,296,821 Service shares and
  105,349 Series A Investor shares
  outstanding).                      100.0%   $325,260,155
                                    =======   ============
NET ASSET VALUE OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($325,260,155 / 325,260,025)                       $1.00
                                                     =====

-------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
NORTH CAROLINA -- 86.4%
  Asheville Certificates of
   Participation Series 1993A DN
   3.85%**                04/07/95   $1,500   $  1,500,000
  Bladen County Industrial
   Facilities and Pollution Control
   Financing Authority Industrial
   (Harriet and Henderson Yarns)
   Series 1993 DN
   4.45%**                04/07/95      775        775,000
  Bladen County Industrial
   Facilities and Pollution Control
   Financing Authority Resource
   Recovery (BCH Energy L.P.
   Project) Series 1993 DN
   4.00%**                04/07/95    2,000      2,000,000
  Catawba County Industrial
   Facilities and Pollution Control
   Financing Authority (WSMP, Inc.
   Project) Series 1992 DN
   4.45%**                04/07/95      500        500,000
  Charlotte Airport Revenue
   Refunding Series 1993A DN
   4.15%**                04/07/95    5,500      5,500,000
  Cumberland County GO Series 1994
   MB
   4.90%                  04/03/95      125        125,000
  Durham County Public Improvement
   Series 1993 DN
   4.05%**                04/07/95    2,350      2,350,000
  Durham Public Improvement Series
   1993 DN
   4.05%**                04/07/95    3,535      3,535,000
  Greensboro Certificates of
   Participation (Greensboro
   Coliseum Complex Improvement
   Project) Series 1995A DN
   4.00%**                04/07/95    1,600      1,600,000
  Greensboro Public Improvement
   Series 1994B DN
   4.25%**                04/07/95      850        850,000
  Haywood County Industrial
   Facilities and Pollution Control
   Financing Authority (Champion
   International Corporation
   Project) Series 1995 DN
   4.05%**                04/07/95    2,200      2,200,000
  Mecklenburg County GO DN
   4.10%**                04/07/95      500        500,000

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
NORTH CAROLINA -- (CONTINUED)
  Mecklenburg County GO DN
   4.10%**                04/07/95   $2,000   $  2,000,000
  Mecklenburg County Industrial
   Facilities and Pollution Control
   Financing Authority Industrial
   (Otto Industries, Inc. Project)
   Series 1988 DN
   4.45%**                04/07/95    1,200      1,200,000
  New Hanover County Industrial
   Facilities and Pollution Control
   Financing Authority (Interroll
   Corp. Project) Series 1989 DN
   4.45%**                04/06/95    1,395      1,395,000
  North Carolina Eastern Municipal
   Power Agency Power System
   Revenue Series 1988B MB
   4.25%                  05/01/95    2,100      2,100,000
   3.95%                  06/08/95    1,500      1,500,000
  North Carolina Eastern Municipal
   Power Agency TECP
   3.80%                  05/23/95    2,000      2,000,000
   4.00%                  06/08/95    1,071      1,071,000
  North Carolina Education
   Facilities Finance Agency (The
   Bowman Gray School of Medicine
   Project) Series 1990 DN
   4.10%**                04/07/95    4,600      4,600,000
  North Carolina Educational
   Facilities Finance Agency (Duke
   University Project) Series 1987A
   DN
   4.075%**               04/07/95    1,100      1,100,000
  North Carolina Educational
   Facilities Finance Agency (Duke
   University Project) Series 1991B
   DN
   4.075%**               04/07/95    5,100      5,100,000
  North Carolina Industrial
   Facilities and Pollution Control
   Financing Authority Qualified
   Small Issue Industrial (GVK
   America, Inc. Project) Series
   1990 MB
   5.00%                  12/01/95    2,970      2,970,000
  North Carolina Medical Care
   Commission (Baptist Hospital
   Project) Series 1992B DN
   4.10%**                04/07/95    5,600      5,600,000

                See accompanying notes to financial statements.

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
NORTH CAROLINA -- (CONTINUED)
  North Carolina Medical Care
   Commission (Pooled Equipment
   Financing Project)
   Series 1985 DN
   4.20%**                04/07/95   $  800   $    800,000
  North Carolina Medical Care
   Commission (Pooled Financing
   Project) Series 1991B DN
   4.55%**                04/03/95    2,100      2,100,000
  North Carolina Medical Care
   Commission Refunding (Moses H.
   Cone Memorial Hospital Project)
   Series 1993 DN
   4.10%**                04/07/95    5,100      5,100,000
  North Carolina Medical Care
   Community Hospital Access
   (Pooled Financing Project)
   Series 1991A DN
   4.55%**                04/03/95    2,800      2,800,000
  North Carolina Municipal Power
   Agency (Catawba Project) TECP
   4.20%                  04/17/95    2,000      2,000,000
   4.15%                  05/31/95    3,000      3,000,000
  Person County Industrial
   Facilities and Pollution Control
   Financing Authority (Carolina
   Power & Light Project) Series
   1986 DN
   4.40%**                04/03/95    1,600      1,600,000
  Person County Industrial
   Facilities and Pollution Control
   Financing Authority (Carolina
   Power & Light Project) Series
   1992 DN
   4.30%**                04/07/95    7,700      7,700,000
  Surry County GO Series 1995 BAN
   4.25%                  10/25/95    3,680      3,682,422
  Union County Industrial
   Facilities and Pollution Control
   Financing Authority IDR (Square
   D Company Project) Series 1988
   DN
   4.125%**               04/07/95    2,000      2,000,000
  University of North Carolina
   Chapel Hill (School of Medicine
   Ambulatory Care Clinic) Series
   1990 TECP
   4.00%                  04/07/95    1,000      1,000,000

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
NORTH CAROLINA -- (CONTINUED)
  Wake County Industrial Facilities
   and Pollution Control Financing
   Authority (Carolina Power &
   Light Project) Series 1985B DN
   4.20%**                04/07/95   $6,900   $  6,900,000
  Wake County Industrial Facilities
   and Pollution Control Financing
   Authority (Carolina Power &
   Light Project) Series 1985C DN
   4.20%**                04/07/95    4,400      4,400,000
  Wake County Industrial Facilities
   and Pollution Control Financing
   Authority (Carolina Power &
   Light Project) Series 1990 TECP
   4.20%                  05/10/95    1,000      1,000,000
   4.20%                  05/30/95    2,000      2,000,000
  Wilson County Industrial
   Facilities Pollution Control
   Financing Authority Industrial
   (Chip Project) Series 1989 DN
   4.45%**                04/07/95    1,000      1,000,000
  Winston-Salem Certificates of
   Participation (Risk Acceptance
   Management Corp.) Series 1988 DN
   4.30%**                04/07/95      500        500,000
  Winston-Salem Water and Sewer
   System Series 1994 DN
   4.10%**                04/07/95    2,800      2,800,000
                                              ------------
                                               102,453,422
                                              ------------
PUERTO RICO -- 12.7%
  Puerto Rico Government
   Developmental Bank Refunding
   Series 1985 DN
   4.10%**                04/07/95    9,000      9,000,000
  Puerto Rico Industrial Medical
   and Environmental Higher
   Education and Pollution Control
   Finance Authority
   (Inter-American University of
   Puerto Rico Project) Series 1988
   TECP
   3.65%                  05/11/95    2,300      2,300,000

                See accompanying notes to financial statements.

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)       VALUE
                          ---------  ------   ------------
PUERTO RICO (CONTINUED)
  Puerto Rico Industrial Medical
   and Higher Education
   Environmental and Pollution
   Control Facilities Funding
   Authority (Ana G. Mendez
   Project) Series 1985 DN
   4.05%**                04/07/95   $3,800   $  3,800,000
                                              ------------
                                                15,100,000
                                              ------------
VIRGIN ISLANDS -- 0.8%
  Virgin Islands Housing Finance
   Authority Single Family Revenue
   Series 1995B MB
   4.375%                 02/01/96    1,000      1,000,000
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $118,553,422*)                99.9%    118,553,422
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.1%         80,035
                                     ------   ------------

                                                 VALUE
                                              ------------
NET ASSETS (Equivalent to $1.00 per
  share based on 118,224,341
  Institutional shares, 406,625
  Service shares and 2,603 Series A
  Investor shares outstanding).      100.0%   $118,633,457
                                     ======   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL,
  SERVICE AND SERIES A INVESTOR
  SHARE
  ($118,633,457 / 118,633,569)                       $1.00
                                                     =====

-------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)        VALUE
                          ---------  ------    -----------
VIRGINIA -- 94.8%
  Alexandria IDA Adjustable Tender
   Resource Recovery (Alexandria
   Arlington Waste-to-Energy
   Facility) Series 1986A DN
   4.70%**              04/03/95     $  700    $   700,000
  Arlington County GO Pre-refunded
   Series 1985 MB
   9.00%                 06/01/95       250        253,360
  Charles County IDA Solid Waste
   (Chambers Development Virginia
   Project) Series 1989 DN
   4.45%**              04/07/95        500        500,000
  Chesterfield County IDA PCR
   (Virginia Electric & Power Co.)
   Series 1985 MB
   4.25%                 05/11/95       500        500,000
  Culpeper IDA (Baptist Homes)
   Series 1992 DN
   4.30%**              04/07/95      1,000      1,000,000
  Fairfax County IDA (Fairfax
   Hospital System, Inc.) Series
   1988C DN
   4.10%**              04/07/95        300        300,000
  Greensville County IDA (Perdue
   Farms, Inc. Project) Series 1986
   DN
   4.35%**              04/03/95        600        600,000
  Hanover County IDA (Carter
   Machine Company Project) Series
   1983 DN
   4.30%**              04/05/95        600        600,000
  Henrico County IDA (Cedarfield
   Hermitage Project) Series 1994
   DN
   4.50%**              04/03/95        700        700,000
  Henrico County IDA (Monument
   Association Urology Labs) Series
   1988 DN
   4.30%**              04/07/95        330        330,000
  Henrico County IDA (Strawberry
   Hill Outdoor Amphitheatre)
   Series 1991 DN
   4.30%**              04/07/95        388        388,000
  Louisa IDA PCR (Virginia Electric
   & Power Co.) Series 1984 MB
   4.00%                 05/26/95     1,000      1,000,000

                                      PAR
                          MATURITY   (000)        VALUE
                          ---------  ------    -----------
VIRGINIA -- (CONTINUED)
  Lynchburg IDA Hospital Facilities
   (VHA Mid-Atlantic States Capital
   Asset Finance Program) Series
   1985C DN
   4.10%**              04/07/95     $  300    $   300,000
  Lynchburg IDA Hospital Facilities
   (VHA Mid-Atlantic States Capital
   Asset Finance Program) Series
   1985E DN
   4.10%**              04/07/95      1,000      1,000,000
  Norfolk GO Series 1985 MB
   8.50%                 04/03/95       200        200,030
  Norfolk IDA (Sentara Hospitals --
   Norfolk Project) Series 1990A MB
   4.05%                 05/15/95       600        600,000
  Peninsula Port Authority of
   Virginia Coal Terminal (Dominion
   Terminal Associates Project)
   Series 1987D DN
   4.60%**                04/03/95    2,100      2,100,000
  Peninsula Port Authority of
   Virginia IDA (Kinyo Virginia,
   Inc. Project) Series 1988 DN
   4.60%**                04/03/95      700        700,000
  Peninsula Port Authority of
   Virginia Port Facility (CSX
   Transportation, Inc. Project)
   Series 1992 TECP
   3.85%                  05/01/95    1,000      1,000,000
  Peninsula Port Authority of
   Virginia Port Facility (Shell
   Coal and Terminal Company)
   Series 1987 DN
   4.45%**                04/03/95      800        800,000
  Prince William County IDA PCR
   (Virginia Electric & Power Co.)
   Series 1986 MB
   4.10%                  05/01/95      300        300,000
  Roanoke IDA Hospital (Carilion
   Health System) Series 1992A DN
   4.50%**                04/03/95      700        700,000
  South Hill IDA (South Hill
   Veneers, Inc. Project) Series
   1987 DN
   4.10%**                04/07/95      600        600,000
  Southeastern Public Service
   Authority (Regional Solid Waste
   System) Series 1984A MB
   10.50%                 07/01/95      300        307,958

                See accompanying notes to financial statements.

                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                      PAR
                          MATURITY   (000)        VALUE
                          ---------  ------    -----------
VIRGINIA -- (CONTINUED)
  Virginia College Building
   Authority (Equipment Leasing
   Program) Series 1994 MB
   4.10%                  08/01/95   $  400    $   400,122
  Virginia Housing Development
   Authority (AHC Service
   Corporation -- Woodbury Park
   Project) Series 1987A MB
   4.15%**                04/07/95    1,070      1,070,000
  Virginia Housing Development
   Authority Commonwealth Mortgage
   Series 1993F Subseries F-Stem MB
   3.90%                  05/10/95      400        400,020
  Virginia Housing Development
   Authority Commonwealth Mortgage
   Series 1993I Sub Series I-Stem
   MB
   4.20%                  05/11/95      500        500,000
  York County IDA PCR (Virginia
   Electric & Power Co.) Series
   1985 MB
   4.10%                  05/01/95      200        200,000
                                               -----------
                                                18,049,490
                                               -----------
PUERTO RICO -- 4.2%
  Government Development Bank
   Series 1985 DN
   4.10%**                04/07/95      200        200,000
  Puerto Rico Maritime Shipping
   Authority TECP
   3.85%                  04/19/95      600        600,000
                                               -----------
                                                   800,000
                                               -----------

                                                  VALUE
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $18,849,490*)                 99.0%    $18,849,490
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          1.0%        184,825
                                     ------    -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 18,634,190
  Institutional shares and 400,105
  Service shares outstanding)        100.0%    $19,034,315
                                     ======    ===========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  AND SERVICE SHARE
  ($19,034,315 / 19,034,295)                         $1.00
                                                     =====

-------------
 * Aggregate cost for federal tax purposes.
** Rates shown are the rates as of March 31, 1995, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.


INVESTMENT ABBREVIATIONS

BAN................  Bond Anticipation Note
DN.................  Demand Note
GO.................  General Obligation
IDA................  Industrial Development Authority
IDR................  Industrial Development Revenue
IDRB...............  Industrial Development Revenue Bond
MB.................  Municipal Bond
PCR................  Pollution Control Revenue
PCRB...............  Pollution Control Revenue Bond
TAN................  Tax Anticipation Note
TECP...............  Tax-Exempt Commercial Paper
TRAN...............  Tax and Revenue Anticipation Note

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                     OHIO         PENNSYLVANIA
                                                                MUNICIPAL        GOVERNMENT       MUNICIPAL        MUNICIPAL
                                              MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ------------     ------------     ------------     ------------     ------------
Investment income:
 Interest                                     $36,312,611       $3,959,375      $16,188,882       $1,097,216       $6,315,344
                                              ------------     ------------     ------------     ------------     ------------
Expenses:
 Investment advisory fee..................      2,775,547          469,233        1,278,894          131,086          772,434
 Administration fee.......................        844,302          156,411          417,822           43,695          257,478
 Custodian fee............................        107,268           30,200           51,225           10,710           37,701
 Transfer agent fee.......................         21,219           18,712           24,932           11,234           10,686
 Service fees.............................        924,049          260,837          761,644           66,976          170,233
 Distribution fees........................         11,985               84            4,673               67              316
 Legal and audit..........................         63,302            9,888           26,706            5,040           15,394
 Printing.................................         44,741            6,409           17,241            4,466           13,560
 Registration fees and expenses...........         49,196           22,483           51,719            1,247           13,828
 Organization.............................          3,456              374              469            2,362            2,275
 Trustees' fees and officer's salary......          9,963            2,011            4,151              480            2,706
 Other....................................         20,982            2,787           10,143              931            3,567
                                              ------------     ------------     ------------     ------------     ------------
                                                4,876,010          979,429        2,649,619          278,294        1,300,178
 Less fees voluntarily waived and expenses
   reimbursed.............................     (2,361,082)        (457,824)      (1,172,805)        (138,426)        (700,499)
                                              ------------     ------------     ------------     ------------     ------------
   Total expenses.........................      2,514,928          521,605        1,476,814          139,868          599,679
                                              ------------     ------------     ------------     ------------     ------------
Net investment income.....................     33,797,683        3,437,770       14,712,068          957,348        5,715,665
Net realized gain (loss) on investments...         19,382          (12,356)           6,023               --               --
                                              ------------     ------------     ------------     ------------     ------------
Net increase in net assets resulting from
 operations...............................    $33,817,065       $3,425,414      $14,718,091       $  957,348       $5,715,665
                                              ============     ============     ============     ============     ============

                                            NORTH CAROLINA       VIRGINIA
                                              MUNICIPAL         MUNICIPAL
                                             MONEY MARKET      MONEY MARKET
                                              PORTFOLIO         PORTFOLIO
                                            --------------     ------------
Investment income:
 Interest                                     $1,612,760         $270,624
                                            --------------     ------------
Expenses:
 Investment advisory fee..................       197,127           34,404
 Administration fee.......................        65,709           11,468
 Custodian fee............................        14,088            8,000
 Transfer agent fee.......................        15,458            7,480
 Service fees.............................           179              267
 Distribution fees........................             1               --
 Legal and audit..........................         5,558            1,005
 Printing.................................         6,378            1,125
 Registration fees and expenses...........         3,451            1,397
 Organization.............................         2,837            2,738
 Trustees' fees and officer's salary......           639              119
 Other....................................         1,210              306
                                            --------------     ------------
                                                 312,635           68,309
 Less fees voluntarily waived and expenses
   reimbursed.............................      (242,460)         (60,397)
                                            --------------     ------------
   Total expenses.........................        70,175            7,912
                                            --------------     ------------
Net investment income.....................     1,542,585          262,712
Net realized gain (loss) on investments...            --               --
                                            --------------     ------------
Net increase in net assets resulting from
 operations...............................    $1,542,585         $262,712
                                            ==============     ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      MONEY MARKET PORTFOLIO             MUNICIPAL MONEY MARKET PORTFOLIO
                                              --------------------------------------  --------------------------------------
                                                   FOR THE                                 FOR THE
                                                  SIX MONTHS           FOR THE            SIX MONTHS           FOR THE
                                                    ENDED             YEAR ENDED            ENDED             YEAR ENDED
                                                MARCH 31,1995       SEPTEMBER 30,       MARCH 31,1995       SEPTEMBER 30,
                                                 (UNAUDITED)             1994            (UNAUDITED)             1994
                                              ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets:
 Operations
   Net Investment income......................   $   33,797,683     $   33,422,550       $  3,437,770        $  3,835,438
   Net gain (loss) on investment..............           19,382            (16,921)           (12,356)            (19,387)
                                              ------------------  ------------------  ------------------  ------------------
   Net increase in net assets resulting from
     operations...............................       33,817,065         33,405,629          3,425,414           3,816,051
                                              ------------------  ------------------  ------------------  ------------------
Distributions to shareholders from
 Net investment income
   Institutional Shares.......................      (17,684,158)       (15,773,507)          (608,174)           (774,065)
   Service Shares.............................      (15,992,677)       (17,580,544)        (2,829,092)         (3,060,695)
   Series A Investor Shares...................         (120,848)           (68,499)              (504)               (678)
                                              ------------------  ------------------  ------------------  ------------------
     Total distributions to shareholders......      (33,797,683)       (33,422,550)        (3,437,770)         (3,835,438)
                                              ------------------  ------------------  ------------------  ------------------
Capital share transactions....................      123,188,773        232,315,691         61,570,199          30,926,057
                                              ------------------  ------------------  ------------------  ------------------
     Total increase in net assets.............      123,208,155        232,298,770         61,557,843          30,906,670
Net assets:
   Beginning of period........................    1,083,261,648        850,962,878        164,006,755         133,100,085
                                              ------------------  ------------------  ------------------  ------------------
   End of period..............................   $1,206,469,803     $1,083,261,648       $225,564,598        $164,006,755
                                              ==================  ==================  ==================  ==================


                                                  GOVERNMENT MONEY MARKET PORTFOLIO
                                                --------------------------------------
                                                     FOR THE
                                                    SIX MONTHS           FOR THE
                                                      ENDED             YEAR ENDED
                                                  MARCH 31,1995       SEPTEMBER 30,
                                                   (UNAUDITED)             1994
                                                ------------------  ------------------
Increase (decrease) in net assets:
 Operations
   Net Investment income......................     $ 14,712,068        $  9,723,460
   Net gain (loss) on investment..............            6,023              13,624
                                                ------------------  ------------------
   Net increase in net assets resulting from
     operations...............................       14,718,091           9,737,084
                                                ------------------  ------------------
Distributions to shareholders from
 Net investment income
   Institutional Shares.......................       (1,624,576)         (1,018,580)
   Service Shares.............................      (13,041,461)         (8,701,808)
   Series A Investor Shares...................          (46,031)             (3,072)
                                                ------------------  ------------------
     Total distributions to shareholders......      (14,712,068)         (9,723,460)
                                                ------------------  ------------------
Capital share transactions....................      209,449,309         213,031,001
                                                ------------------  ------------------
     Total increase in net assets.............      209,455,332         213,044,625
Net assets:
   Beginning of period........................      412,007,756         198,963,131
                                                ------------------  ------------------
   End of period..............................     $621,463,088        $412,007,756
                                                ==================  ==================

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                          OHIO MUNICIPAL                      PENNSYLVANIA MUNICIPAL
                                                      MONEY MARKET PORTFOLIO                  MONEY MARKET PORTFOLIO
                                              --------------------------------------  --------------------------------------
                                                   FOR THE                                 FOR THE
                                                  SIX MONTHS           FOR THE            SIX MONTHS           FOR THE
                                                    ENDED             YEAR ENDED            ENDED             YEAR ENDED
                                                MARCH 31,1995       SEPTEMBER 30,       MARCH 31,1995       SEPTEMBER 30,
                                                 (UNAUDITED)             1994            (UNAUDITED)             1994
                                              ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets:
 Operations
   Net investment income......................    $    957,348       $  1,180,384        $  5,715,665        $  2,154,769
   Net gain (loss) on investments.............              --             (2,285)                 --                 130
                                              ------------------  ------------------  ------------------  ------------------
   Net increase in net assets resulting from
     operations...............................         957,348          1,178,099           5,715,665           2,154,899
                                              ------------------  ------------------  ------------------  ------------------
Distributions to shareholders from
 Net investment income
   Institutional Shares.......................        (240,158)          (343,817)         (3,914,773)         (1,675,898)
   Service Shares.............................        (716,793)          (835,590)         (1,799,051)           (478,057)
   Series A Investor Shares...................            (397)              (977)             (1,841)               (814)
                                              ------------------  ------------------  ------------------  ------------------
     Total distributions to shareholders......        (957,348)        (1,180,384)         (5,715,665)         (2,154,769)
                                              ------------------  ------------------  ------------------  ------------------
Capital share transactions....................       5,574,273         27,351,445         106,459,075         207,640,309
                                              ------------------  ------------------  ------------------  ------------------
     Total increase in net assets.............       5,574,273         27,349,160         106,459,075         207,640,439
Net assets:
   Beginning of period........................      54,614,526         27,265,366         218,801,080          11,160,641
                                              ------------------  ------------------  ------------------  ------------------
   End of period..............................    $ 60,188,799       $ 54,614,526        $325,260,155        $218,801,080
                                              ==================  ==================  ==================  ==================


                                                       NORTH CAROLINA MUNICIPAL
                                                        MONEY MARKET PORTFOLIO
                                                --------------------------------------
                                                     FOR THE
                                                    SIX MONTHS           FOR THE
                                                      ENDED             YEAR ENDED
                                                  MARCH 31,1995       SEPTEMBER 30,
                                                   (UNAUDITED)             1994
                                                ------------------  ------------------
Increase (decrease) in net assets:
 Operations
   Net investment income......................     $  1,542,585        $  1,405,051
   Net gain (loss) on investments.............               --                  --
                                                ------------------  ------------------
   Net increase in net assets resulting from
     operations...............................        1,542,585           1,405,051
                                                ------------------  ------------------
Distributions to shareholders from
 Net investment income
   Institutional Shares.......................       (1,540,603)         (1,404,199)
   Service Shares.............................           (1,972)               (852)
   Series A Investor Shares...................              (10)                 --
                                                ------------------  ------------------
     Total distributions to shareholders......       (1,542,585)         (1,405,051)
                                                ------------------  ------------------
Capital share transactions....................       48,960,560          35,537,466
                                                ------------------  ------------------
     Total increase in net assets.............       48,960,560          35,537,466
Net assets:
   Beginning of period........................       69,672,897          34,135,431
                                                ------------------  ------------------
   End of period..............................     $118,633,457        $ 69,672,897
                                                ==================  ==================

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                  VIRGINIA MUNICIPAL MONEY
                                                                      MARKET PORTFOLIO
                                                             ------------------------------------
                                                                FOR THE             FOR THE
                                                               SIX MONTHS            PERIOD
                                                                 ENDED           JULY 25, 1994(1)
                                                             MARCH 31, 1995         THROUGH
                                                              (UNAUDITED)      SEPTEMBER 30, 1994
                                                             --------------    ------------------
Increase (decrease) in net assets:
 Operations
   Net investment income..................................... $    262,712          $     57,403
   Net gain on investments...................................           --                    20
                                                             --------------      ----------------
   Net increase in net assets resulting......................      262,712                57,423
                                                             --------------      ----------------
Distributions to shareholders from net investment income
   Institutional Shares......................................     (259,836)              (57,403)
   Service Shares............................................       (2,876)                   --
   Series A Investor Shares..................................           --                    --
                                                             --------------      ----------------
     Total distributions to shareholders.....................     (262,712)              (57,403)
                                                             --------------      ----------------
Capital share transactions...................................    5,203,197            13,831,098
                                                             --------------      ----------------
     Total increase in net assets............................    5,203,197            13,831,118
Net assets:
   Beginning of period.......................................   13,831,118                    --
                                                             --------------      ----------------
   End of period............................................. $ 19,034,315          $ 13,831,118
                                                             ==============      ================

---------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               MONEY MARKET PORTFOLIO
                                                      -------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS                        SERVICE CLASS
                                                      ---------------------------------       ---------------------------------
                                                        FOR THE                FOR THE          FOR THE
                                                      SIX MONTHS                PERIOD        SIX MONTHS
                                                         ENDED        YEAR     8/2/93(1)         ENDED        YEAR       YEAR
                                                        3/31/95      ENDED     THROUGH          3/31/95      ENDED      ENDED
                                                      (UNAUDITED)   9/30/94    9/30/93        (UNAUDITED)   9/30/94    9/30/93
                                                      -----------   --------   --------       -----------   ---------  ---------
Net asset value at beginning of period..............   $    1.00    $  1.00    $  1.00         $    1.00    $   1.00   $   1.00
                                                      -----------   --------   --------       -----------   ---------  ---------
Income from investment operations
   Net investment income............................      0.0274     0.0359     0.0054            0.0259      0.0333     0.0274
   Net realized gain (loss) on investments..........          --         --         --                --          --         --
                                                      -----------   --------   --------       -----------   ---------  ---------
       Total from investment operations.............      0.0274     0.0359     0.0054            0.0259      0.0333     0.0274
                                                      -----------   --------   --------       -----------   ---------  ---------
Less distributions
   Distributions from net investment income.........     (0.0274)   (0.0359)   (0.0054)          (0.0259)    (0.0333)   (0.0274)
   Distributions from net realized capital gains....          --         --         --                --          --         --
                                                      -----------   --------   --------       -----------   ---------  ---------
       Total distributions..........................     (0.0274)   (0.0359)   (0.0054)          (0.0259)    (0.0333)   (0.0274)
                                                      -----------   --------   --------       -----------   ---------  ---------
Net asset value at end of period....................   $    1.00    $  1.00    $  1.00         $    1.00    $   1.00   $   1.00
                                                      ===========   ========   ========       ===========   =========  =========
Total return........................................        2.77%      3.64%      0.54%             2.61%       3.37%      2.77%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......   $ 593,948   $502,972   $435,586         $ 605,220    $575,948   $415,328
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......        0.25%(2)   0.25%      0.27%(2)          0.55%(2)    0.51%      0.59%
     Before advisory/administration fee waivers.....        0.62%(2)   0.66%      0.38%(2)          0.92%(2)    0.92%      0.70%
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers......        5.51%(2)   3.64%      3.01%(2)          5.19%(2)    3.35%      2.73%
     Before advisory/administration fee waivers.....        5.13%(2)   3.23%      2.90%(2)          4.82%(2)    2.95%      2.62%

                                                           MONEY MARKET PORTFOLIO
                                                      ------------------------------
                                                              SERVICE CLASS
                                                      ------------------------------
                                                                            FOR THE
                                                                             PERIOD
                                                        YEAR       YEAR     10/4/89(1)
                                                       ENDED      ENDED     THROUGH
                                                      9/30/92    9/30/91    9/30/90
                                                      --------   --------   --------
Net asset value at beginning of period..............  $   1.00   $   1.00   $   1.00
                                                      --------   --------   --------
Income from investment operations
   Net investment income............................    0.0391     0.0645     0.0778
   Net realized gain (loss) on investments..........        --         --         --
                                                      --------   --------   --------
       Total from investment operations.............    0.0391     0.0645     0.0778
                                                      --------   --------   --------
Less distributions
   Distributions from net investment income.........   (0.0391)   (0.0645)   (0.0778)
   Distributions from net realized capital gains....        --         --         --
                                                      --------   --------   --------
       Total distributions..........................   (0.0391)   (0.0645)   (0.0778)
                                                      --------   --------   --------
Net asset value at end of period....................  $   1.00   $   1.00   $   1.00
                                                      ========   ========   ========
Total return........................................      4.05%      6.64%      8.07%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $838,012   $637,076   $628,075
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......      0.61%      0.62%      0.62%(2)
     Before advisory/administration fee waivers.....      0.66%      0.67%      0.70%(2)
   Ratios of net investment income to average net
     assets
     After advisory/administration fee waivers......      3.86%      6.45%      7.83%(2)
     Before advisory/administration fee waivers.....      3.81%      6.40%      7.75%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      MONEY MARKET PORTFOLIO
                                                              --------------------------------------
                                                                      SERIES A INVESTOR CLASS
                                                              --------------------------------------
                                                                FOR THE                     FOR THE
                                                              SIX MONTHS                     PERIOD
                                                                 ENDED           YEAR       1/13/93(1)
                                                                3/31/95         ENDED       THROUGH
                                                              (UNAUDITED)      9/30/94      9/30/93
                                                              -----------      --------     --------
Net asset value at beginning of period......................   $    1.00       $  1.00      $  1.00
                                                              -----------      --------     --------
Income from investment operations
   Net investment income....................................      0.0249        0.0308       0.0188
   Net realized gain (loss) on investments..................          --            --           --
                                                              -----------      --------     --------
       Total from investment operations.....................      0.0249        0.0308       0.0188
                                                              -----------      --------     --------
Less distributions
   Distributions from net investment income.................     (0.0249)      (0.0308)     (0.0188)
   Distributions from net realized capital gains............          --            --           --
                                                              -----------      --------     --------
       Total distributions..................................     (0.0249)      (0.0308)     (0.0188)
                                                              -----------      --------     --------
Net asset value at end of period............................   $    1.00       $  1.00      $  1.00
                                                              ===========      ========     ========
Total return................................................        2.51%         3.12%        1.89%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............   $   7,302       $ 4,342      $    49
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............        0.75%(2)      0.75%        0.67%(2)
     Before advisory/administration fee waivers.............        1.12%(2)      1.16%        0.78%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............        5.04%(2)      3.39%        2.62%(2)
     Before advisory/administration fee waivers.............        4.67%(2)      2.98%        2.51%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         MUNICIPAL MONEY MARKET PORTFOLIO
                                                     -------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS                        SERVICE CLASS
                                                     ---------------------------------       ---------------------------------
                                                       FOR THE                FOR THE          FOR THE
                                                     SIX MONTHS                PERIOD        SIX MONTHS
                                                        ENDED        YEAR     8/2/93(1)         ENDED        YEAR        YEAR
                                                       3/31/95      ENDED     THROUGH          3/31/95      ENDED       ENDED
                                                     (UNAUDITED)   9/30/94    9/30/93        (UNAUDITED)   9/30/94     9/30/93
                                                     -----------   --------   --------       -----------   --------    --------
Net asset value at beginning of period.............   $    1.00    $  1.00    $  1.00         $    1.00    $   1.00    $  1.00
                                                     -----------   --------   --------       -----------   ---------   --------
Income from investment operations
   Net investment income...........................      0.0176     0.0246     0.0040            0.0161      0.0219     0.0205
   Net realized gain (loss)........................          --         --         --                --          --         --
                                                     -----------   --------   --------       -----------   ---------   --------
       Total from investment operations............      0.0176     0.0246     0.0040            0.0161      0.0219     0.0205
                                                     -----------   --------   --------       -----------   ---------   --------
Less distributions
 Distributions from net investment income..........     (0.0176)   (0.0246)   (0.0040)          (0.0161)    (0.0219)   (0.0205)
   Distributions from net realized capital gains...          --         --         --                --          --         --
                                                     -----------   --------   --------       -----------   ---------   --------
       Total distributions.........................     (0.0176)   (0.0246)   (0.0040)          (0.0161)    (0.0219)   (0.0205)
                                                     -----------   --------   --------       -----------   ---------   --------
Net asset value at end of period...................   $    1.00    $  1.00    $  1.00         $    1.00    $   1.00    $  1.00
                                                     ===========   ========   ========       ===========   =========   ========
Total return.......................................        1.78%      2.48%      0.40%             1.62%       2.20%      2.10%
Ratios/Supplemental data
   Net assets at end of period (in thousands)......   $  34,747    $30,608    $39,148         $ 190,789    $133,358    $93,937
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....        0.25%(2)   0.25%      0.25%(2)          0.55%(2)    0.51%      0.61%
     Before advisory/administration fee waivers....        0.69%(2)   0.73%      0.36%(2)          0.99%(2)    0.99%      0.72%
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers.....        3.51%(2)   2.48%      2.45%(2)          3.25%(2)    2.18%      2.02%
     Before advisory/administration fee waivers....        3.07%(2)   2.01%      2.34%(2)          2.81%(2)    1.71%      1.91%

                                                     MUNICIPAL MONEY MARKET PORTFOLIO
                                                     ---------------------------------
                                                               SERVICE CLASS
                                                     ---------------------------------
                                                                            FOR THE
                                                                            PERIOD
                                                       YEAR       YEAR     11/1/89(1)
                                                      ENDED      ENDED      THROUGH
                                                     9/30/92    9/30/91     9/30/90
                                                     --------   --------   ---------
Net asset value at beginning of period.............  $   1.00    $  1.00    $   1.00
                                                     ---------   --------   ---------
Income from investment operations
   Net investment income...........................    0.0281     0.0438      0.0486
   Net realized gain (loss)........................        --         --          --
                                                     ---------   --------   ---------
       Total from investment operations............    0.0281     0.0438      0.0486
                                                     ---------   --------   ---------
Less distributions
 Distributions from net investment income..........   (0.0281)   (0.0438)    (0.0486)
   Distributions from net realized capital gains...        --         --          --
                                                     ---------   --------   ---------
       Total distributions.........................   (0.0281)   (0.0438)    (0.0486)
                                                     ---------   --------   ---------
Net asset value at end of period...................  $   1.00    $  1.00    $   1.00
                                                     =========   ========   =========
Total return.......................................      2.85%      4.47%       4.97%
Ratios/Supplemental data
   Net assets at end of period (in thousands)......  $125,152    $89,312    $112,108
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....      0.63%      0.65%       0.65%(2)
     Before advisory/administration fee waivers....      0.68%      0.70%       0.70%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers.....      2.78%      4.40%       5.31%(2)
     Before advisory/administration fee waivers....      2.73%      4.35%       5.26%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     MUNICIPAL MONEY MARKET
                                                                            PORTFOLIO
                                                             --------------------------------------
                                                                     SERIES A INVESTOR CLASS
                                                             --------------------------------------
                                                               FOR THE                     FOR THE
                                                             SIX MONTHS                     PERIOD
                                                                ENDED          YEAR       11/02/92(1)
                                                               3/31/95        ENDED        THROUGH
                                                             (UNAUDITED)     9/30/94       9/30/93
                                                             -----------     --------     ---------
Net asset value at beginning of period......................  $    1.00      $  1.00      $   1.00
                                                             -----------     --------     ---------
Income from investment operations
   Net investment income....................................     0.0151       0.0193        0.0181
   Net realized gain (loss) on investments..................         --           --            --
                                                             -----------     --------     ---------
       Total from investment operations.....................     0.0151       0.0193        0.0181
                                                             -----------     --------     ---------
Less distributions
   Distributions from net investment income.................    (0.0151)     (0.0193)      (0.0181)
   Distributions from net realized capital gains............         --           --            --
                                                             -----------     --------     ---------
       Total distributions..................................    (0.0151)     (0.0193)      (0.0181)
                                                             -----------     --------     ---------
Net asset value at end of period............................  $    1.00      $  1.00      $   1.00
                                                             ===========     ========     =========
Total return................................................       1.52%        1.95%         1.83%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............  $      29      $    41      $     15
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............       0.75%(2)     0.75%         0.72%(2)
     Before advisory/administration fee waivers.............       1.19%(2)     1.23%         0.83%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............       3.00%(2)     2.05%         2.23%(2)
     Before advisory/administration fee waivers.............       2.56%(2)     1.58%         2.12%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           GOVERNMENT MONEY MARKET PORTFOLIO
                                                     ---------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS                         SERVICE CLASS
                                                     ---------------------------------       -----------------------------------
                                                       FOR THE                FOR THE          FOR THE
                                                     SIX MONTHS                PERIOD        SIX MONTHS
                                                        ENDED        YEAR     8/2/93(1)         ENDED        YEAR        YEAR
                                                       3/31/95      ENDED     THROUGH          3/31/95      ENDED        ENDED
                                                     (UNAUDITED)   9/30/94    9/30/93        (UNAUDITED)   9/30/94      9/30/93
                                                     -----------   --------   --------       -----------   ---------   ---------
Net asset value at beginning of period..............  $    1.00    $  1.00    $  1.00         $    1.00    $   1.00    $   1.00
                                                     -----------   --------   --------       -----------   ---------   ---------
Income from investment operations
   Net investment income............................     0.0269     0.0357     0.0049            0.0254      0.0331      0.0269
   Net realized gain (loss).........................         --         --         --                --          --          --
                                                     -----------   --------   --------       -----------   ---------   ---------
       Total from investment operations.............     0.0269     0.0357     0.0049            0.0254      0.0331      0.0269
                                                     -----------   --------   --------       -----------   ---------   ---------
Less distributions
   Distributions from net investment income.........    (0.0269)   (0.0357)   (0.0049)          (0.0254)    (0.0331)    (0.0269)
   Distributions from net realized capital gains....         --         --         --                --          --          --
                                                     -----------   --------   --------       -----------   ---------   ---------
       Total distributions..........................    (0.0269)   (0.0357)   (0.0049)          (0.0254)    (0.0331)    (0.0269)
                                                     -----------   --------   --------       -----------   ---------   ---------
Net asset value at end of period....................  $    1.00    $  1.00    $  1.00         $    1.00    $   1.00    $   1.00
                                                     ===========   ========   ========       ===========   =========   =========
Total return........................................       2.72%      3.63%      0.49%             2.57%       3.36%       2.72%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $ 113,707    $37,519    $13,513         $ 505,356    $372,883    $185,400
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......       0.25%(2)   0.25%      0.25%(2)          0.55%(2)    0.52%       0.60%
     Before advisory/administration fee waivers.....       0.66%(2)   0.70%      0.38%(2)          0.96%(2)    0.97%       0.73%
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......       5.53%(2)   3.69%      3.01%(2)          5.14%(2)    3.42%       2.68%
     Before advisory/administration fee waivers.....       5.12%(2)   3.24%      2.88%(2)          4.72%(2)    2.97%       2.55%

                                                     GOVERNMENT MONEY MARKET PORTFOLIO
                                                     ---------------------------------
                                                               SERVICE CLASS
                                                     ---------------------------------
                                                                            FOR THE
                                                                             PERIOD
                                                        YEAR       YEAR     11/1/89(1)
                                                       ENDED      ENDED     THROUGH
                                                      9/30/92    9/30/91    9/30/90
                                                      ---------  ---------  ---------
Net asset value at beginning of period..............  $   1.00   $   1.00   $   1.00
                                                      ---------  ---------  ---------
Income from investment operations
   Net investment income............................    0.0394     0.0627     0.0697
   Net realized gain (loss).........................        --         --         --
                                                      ---------  ---------  ---------
       Total from investment operations.............    0.0394     0.0627     0.0697
                                                      ---------  ---------  ---------
Less distributions
   Distributions from net investment income.........   (0.0394)   (0.0627)   (0.0697)
   Distributions from net realized capital gains....        --         --         --
                                                      ---------  ---------  ---------
       Total distributions..........................   (0.0394)   (0.0627)   (0.0697)
                                                      ---------  ---------  ---------
Net asset value at end of period....................  $   1.00   $   1.00    $  1.00
                                                      =========  =========  =========
Total return........................................      4.01%      6.46%      7.29%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $160,269   $180,776   $146,148
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......      0.62%      0.65%      0.65%(2)
     Before advisory/administration fee waivers.....      0.67%      0.70%      0.70%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......      3.91%      6.27%      7.62%(2)
     Before advisory/administration fee waivers.....      3.86%      6.22%      7.57%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 GOVERNMENT MONEY MARKET PORTFOLIO
                                                               -------------------------------------
                                                                      SERIES A INVESTOR CLASS
                                                               -------------------------------------
                                                                 FOR THE                    FOR THE
                                                               SIX MONTHS                    PERIOD
                                                                  ENDED          YEAR       1/14/93(1)
                                                                 3/31/95        ENDED       THROUGH
                                                               (UNAUDITED)     9/30/94      9/30/93
                                                               -----------     --------     --------
Net asset value at beginning of period.......................   $    1.00      $  1.00      $  1.00
                                                               -----------     --------     --------
Income from investment operations
   Net investment income.....................................      0.0245       0.0309       0.0183
   Net realized gain (loss) on investments...................          --           --           --
                                                               -----------     --------     --------
       Total from investment operations......................      0.0245       0.0309       0.0183
                                                               -----------     --------     --------
Less distributions
   Distributions from net investment income..................     (0.0245)     (0.0309)     (0.0183)
   Distributions from net realized capital gains.............          --           --           --
                                                               -----------     --------     --------
       Total distributions...................................     (0.0245)     (0.0309)     (0.0183)
                                                               -----------     --------     --------
Net asset value at end of period.............................   $    1.00      $  1.00      $  1.00
                                                               ===========     ========     ========
Total return.................................................        2.47%        3.11%        1.85%
Ratios/Supplemental data
   Net assets at end of period (in thousands)................   $   2,400      $ 1,656      $    50
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............        0.75%(2)     0.75%        0.65%(2)
     Before advisory/administration fee waivers..............        1.16%(2)     1.20%        0.78%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............        4.93%(2)     3.60%        2.57%(2)
     Before advisory/administration fee waivers..............        4.51%(2)     3.14%        2.44%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                                                         -------------------------------------------------------------------------
                                                                   INSTITUTIONAL                             SERVICE
                                                                       CLASS                                  CLASS
                                                         ---------------------------------      ----------------------------------
                                                           FOR THE                FOR THE         FOR THE                FOR THE
                                                         SIX MONTHS                PERIOD       SIX MONTHS                PERIOD
                                                            ENDED        YEAR     6/10/93(1)       ENDED        YEAR     6/1/93(1)
                                                           3/31/95      ENDED     THROUGH         3/31/95      ENDED     THROUGH
                                                         (UNAUDITED)   9/30/94    9/30/93       (UNAUDITED)   9/30/94    9/30/93
                                                         -----------   --------   --------      -----------   --------   --------
Net asset value at beginning of period..................  $    1.00    $  1.00    $  1.00        $    1.00    $  1.00    $  1.00
                                                         -----------   --------   --------      -----------   --------   --------
Income from investment operations
   Net investment income................................     0.0174     0.0252     0.0073           0.0159     0.0225     0.0074
   Net realized gain (loss) on investments..............         --         --         --               --         --         --
                                                         -----------   --------   --------      -----------   --------   --------
       Total from investment operations.................     0.0174     0.0252     0.0073           0.0159     0.0225     0.0074
                                                         -----------   --------   --------      -----------   --------   --------
Less distributions
   Distributions from net investment income.............    (0.0174)   (0.0252)   (0.0073)         (0.0159)   (0.0225)   (0.0074)
   Distributions from net realized capital gains........         --         --         --               --         --         --
                                                         -----------   --------   --------      -----------   --------   --------
       Total distributions..............................    (0.0174)   (0.0252)   (0.0073)         (0.0159)   (0.0225)   (0.0074)
                                                         -----------   --------   --------      -----------   --------   --------
Net asset value at end of period........................  $    1.00    $  1.00    $  1.00        $    1.00    $  1.00    $  1.00
                                                         ===========   ========   ========      ===========   ========   ========
Total return............................................       1.76%      2.55%      0.73%            1.60%      2.27%      0.75%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........  $  12,191    $10,521    $12,026        $  47,993    $44,066    $15,239
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........       0.25%(2)   0.13%      0.10%(2)         0.55%(2)   0.40%      0.23%(2)
     Before advisory/administration fee waivers.........       0.73%(2)   0.77%      0.83%(2)         1.03%(2)   1.04%      0.96%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........       3.54%(2)   2.56%      2.45%(2)         3.21%(2)   2.29%      2.23%(2)
     Before advisory/administration fee waivers.........       3.06%(2)   1.93%      1.72%(2)         2.74%(2)   1.65%      1.50%(2)

                                                           OHIO MUNICIPAL MONEY
                                                             MARKET PORTFOLIO
                                                         -----------------------
                                                                 SERIES A
                                                              INVESTOR CLASS
                                                          ----------------------
                                                            FOR THE     FOR THE
                                                          SIX MONTHS     PERIOD
                                                             ENDED      10/5/93(1)
                                                            3/31/95     THROUGH
                                                          (UNAUDITED)   9/30/94
                                                          -----------   --------
Net asset value at beginning of period..................   $    1.00    $  1.00
                                                          -----------   --------
Income from investment operations
   Net investment income................................      0.0150     0.0199
   Net realized gain (loss) on investments..............          --         --
                                                          -----------   --------
       Total from investment operations.................      0.0150     0.0199
                                                          -----------   --------
Less distributions
   Distributions from net investment income.............     (0.0150)   (0.0199)
   Distributions from net realized capital gains........          --         --
                                                          -----------   --------
       Total distributions..............................     (0.0150)   (0.0199)
                                                          -----------   --------
Net asset value at end of period........................   $    1.00    $  1.00
                                                          ===========   ========
Total return............................................        1.50%      2.01%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........   $       5    $    28
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........        0.75%(2)   0.62%(2)
     Before advisory/administration fee waivers.........        1.22%(2)   1.26%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........        2.94%(2)   1.94%(2)
     Before advisory/administration fee waivers.........        2.47%(2)   1.30%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------------------------------------------------
                                                                                                                 SERIES A
                                      INSTITUTIONAL                             SERVICE                          INVESTOR
                                          CLASS                                  CLASS                             CLASS
                            ---------------------------------      ---------------------------------      -----------------------
                              FOR THE                FOR THE         FOR THE                FOR THE         FOR THE      FOR THE
                            SIX MONTHS                PERIOD       SIX MONTHS                PERIOD       SIX MONTHS     PERIOD
                               ENDED        YEAR     6/1/93(1)        ENDED        YEAR     6/11/93(1)       ENDED      12/28/93(1)
                              3/31/95      ENDED     THROUGH         3/31/95      ENDED     THROUGH         3/31/95      THROUGH
                            (UNAUDITED)   9/30/94    9/30/93       (UNAUDITED)   9/30/94    9/30/93       (UNAUDITED)    9/30/94
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
Net asset value at
 beginning of period.......  $    1.00    $   1.00   $  1.00        $    1.00    $  1.00    $  1.00        $    1.00    $   1.00
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
Income from investment
 operations
   Net investment income...     0.0170      0.0247    0.0078           0.0156     0.0221     0.0074           0.0146      0.0153
   Net realized gain (loss)
     on investments........         --          --        --               --         --         --               --          --
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
       Total from
        investment
        operations.........     0.0170      0.0247    0.0078           0.0156     0.0221     0.0074           0.0146      0.0153
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
Less distributions
   Distributions from net
     investment income.....    (0.0170)    (0.0247)  (0.0078)         (0.0156)   (0.0221)   (0.0074)         (0.0146)    (0.0153)
   Distributions from net
     realized capital
     gains.................         --          --        --               --         --         --               --          --
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
       Total
        distributions......    (0.0170)    (0.0247)  (0.0078)         (0.0156)   (0.0221)   (0.0074)         (0.0146)    (0.0153)
                            -----------   ---------  --------      -----------   --------   --------      -----------   ---------
Net asset value at end of
 period....................  $    1.00    $   1.00   $  1.00        $    1.00    $  1.00    $  1.00        $    1.00    $   1.00
                            ===========   =========  ========      ===========   ========   ========      ===========   =========
Total return...............       1.72%       2.49%     0.78%            1.57%      2.24%      0.74%            1.47%       1.58%
Ratios/Supplemental data
   Net assets at end of
     period (in
     thousands)............  $ 187,858    $158,102   $ 2,242        $ 137,297    $60,560    $ 8,919        $     105    $    139
   Ratios of expenses to
     average net assets
     After
    advisory/administration
       fee waivers.........       0.25%(2)    0.16%     0.09%(2)         0.55%(2)   0.42%      0.32%(2)         0.75%(2)    0.65%(2)
     Before
    advisory/administration
       fee waivers.........       0.66%(2)    0.73%     0.97%(2)         0.96%(2)   0.99%      1.20%(2)         1.16%(2)    1.22%(2)
   Ratios of net investment
     income to average
     net assets
     After
    advisory/administration
       fee waivers.........       3.41%(2)    2.64%     2.15%(2)         3.17%(2)   2.31%      2.42%(2)         2.91%(2)    2.11%(2)
     Before
    advisory/administration
       fee waivers.........       3.00%(2)    2.07%     1.27%(2)         2.76%(2)   1.75%      1.54%(2)         2.50%(2)    1.54%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                                                                       SERIES A
                                                           INSTITUTIONAL                         SERVICE               INVESTOR
                                                               CLASS                              CLASS                  CLASS
                                               -------------------------------------     ------------------------     -----------
                                                                                           FOR THE                      FOR THE
                                                 FOR THE                    FOR THE        PERIOD        FOR THE        PERIOD
                                               SIX MONTHS                    PERIOD       11/01/94(4)     PERIOD       2/14/95(1)
                                                  ENDED          YEAR       5/4/93(1)      THROUGH       4/29/94(1)     THROUGH
                                                 3/31/95        ENDED       THROUGH        3/31/95       THROUGH        3/31/95
                                               (UNAUDITED)     9/30/94      9/30/93      (UNAUDITED)     9/30/94      (UNAUDITED)
                                               -----------     --------     --------     -----------     --------     -----------
Net asset value at beginning of period.....     $    1.00      $  1.00      $  1.00       $    1.00      $  1.00       $    1.00
                                               -----------     --------     --------     -----------     --------     -----------
Income from investment operations
   Net investment income...................        0.0174       0.0249       0.0097          0.0135       0.0099          0.0041
   Net realized gain (loss) on
     investments...........................            --           --           --              --           --              --
                                               -----------     --------     --------     -----------     --------     -----------
       Total from investment operations....        0.0174       0.0249       0.0097          0.0135       0.0099          0.0041
                                               -----------     --------     --------     -----------     --------     -----------
Less distributions
   Distributions from net investment
     income................................       (0.0174)     (0.0249)     (0.0097)        (0.0135)     (0.0099)        (0.0041)
   Distributions from net realized capital
     gains.................................            --           --           --              --           --              --
                                               -----------     --------     --------     -----------     --------     -----------
       Total distributions.................       (0.0174)     (0.0249)     (0.0097)        (0.0135)     (0.0099)        (0.0041)
                                               -----------     --------     --------     -----------     --------     -----------
Net asset value at end of period...........     $    1.00      $  1.00      $  1.00       $    1.00      $  1.00       $    1.00
                                               ===========     ========     ========     ===========     ========     ===========
Total return...............................          1.75%        2.52%        0.97%           1.35%        0.99%           0.41%
Ratios/Supplemental data
   Net assets at end of period (in
     thousands)............................     $ 118,224      $69,673      $34,135       $     406      $    -- (3)   $       3
   Ratios of expenses to average net assets
     After advisory/administration fee
       waivers.............................          0.16%(2)     0.10%        0.10%(2)        0.53%(2)     0.36%(2)        0.66%(2)
     Before advisory/administration fee
       waivers.............................          0.71%(2)     0.76%        0.81%(2)        1.19%(2)     1.02%(2)        2.99%(2)
   Ratios of net investment income to
     average net assets
     After advisory/administration fee
       waivers.............................          3.52%(2)     2.53%        2.35%(2)        3.30%(2)     2.54%(2)        3.32%(2)
     Before advisory/administration fee
       waivers.............................          2.97%(2)     1.87%(2)     1.64%(2)        2.64%(2)     1.87%(2)        1.00%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

(3) There were no Service shares outstanding as of September 30, 1994.

(4) Reissuance of shares.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             VIRGINIA MUNICIPAL
                                                                           MONEY MARKET PORTFOLIO
                                                                 ----------------------------------------
                                                                       INSTITUTIONAL            SERVICE
                                                                           CLASS                 CLASS
                                                                 ------------------------     -----------
                                                                                                FOR THE
                                                                   FOR THE       FOR THE        PERIOD
                                                                 SIX MONTHS       PERIOD       10/11/94(1)
                                                                    ENDED        7/25/94(1)     THROUGH
                                                                   3/31/95       THROUGH        3/31/95
                                                                 (UNAUDITED)     9/30/94      (UNAUDITED)
                                                                 -----------     --------     -----------
Net asset value at beginning of period.......................     $    1.00      $  1.00       $    1.00
                                                                 -----------     --------     -----------
Income from investment operations
   Net investment income.....................................        0.0171       0.0053          0.0149
   Net realized gain (loss) on investments...................            --           --              --
                                                                 -----------     --------     -----------
       Total from investment operations......................        0.0171       0.0053          0.0149
                                                                 -----------     --------     -----------
Less distributions
   Distributions from net investment income..................       (0.0171)     (0.0053)        (0.0149)
   Distributions from net realized capital gains.............            --           --              --
                                                                 -----------     --------     -----------
       Total distributions...................................       (0.0171)     (0.0053)        (0.0149)
                                                                 -----------     --------     -----------
Net asset value at end of period.............................     $    1.00      $  1.00       $    1.00
                                                                 ===========     ========     ===========
Total return.................................................          1.72%        0.53%           1.50%
Ratios/Supplemental data
   Net assets at end of period (in thousands)................     $  18,634      $13,831       $     400
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............          0.10%(2)     0.10%(2)        0.40%(2)
     Before advisory/administration fee waivers..............          0.70%(2)     1.02%(2)        1.00%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............          3.44%(2)     2.89%(2)        3.23%(2)
     Before advisory/administration fee waivers..............          2.84%(2)     1.97%(2)        2.63%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

     The PNC Fund (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of March 31, 1995, the International Fixed Income Portfolio had not commenced operations. This report relates solely to Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "Portfolios").

     Each Portfolio (except Money Market Portfolio) has three classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares and one class being referred to as the Series A Investor shares. Money Market Portfolio has a fourth class of shares being referred to as the Series B Investor shares. No Series B Investor shares had been issued for the Money Market Portfolio through March 31, 1995. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Series A Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Series B Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expense of the Series A Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Series A Investor and Service classes are currently bearing such respective expenses at annual rates of .50% of the average daily net asset value of Series A Investor shares and at rates aggregating .30% of the average daily net asset value of Service shares.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities are valued under the amortized cost method which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00.

     Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Net realized short-term capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally fees relating to the Service Plan, the Series A Distribution and Service Plan, the Series B Distribution Plan and the Series B Service Plan, are class specific expenses. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Asset Management Group, Inc. ("PAMG"), which is in turn a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser for each of the Fund's Portfolios. PNC Bank serves as the sub-adviser for each of the Funds' Portfolios. PNC Bank is an indirect wholly-owned subsidiary of PNC Bank Corp.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     For its advisory services, PIMC is entitled to receive fees, computed daily and payable monthly based on each Portfolio's average daily net assets, at the following annual rates: .45% of the first $1 billion, .40% of the next $1 billion, .375% of the next $1 billion, and .35% of net assets in excess of $3 billion.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the six months ended March 31, 1995, advisory fees and waivers for each Portfolio were as follows:

                                                            GROSS
                                                           ADVISORY                         NET
                                                             FEE           WAIVER       ADVISORY FEE
                                                          ----------     ----------     ------------
Money Market Portfolio..................................  $2,775,547     $2,210,453       $565,094
Municipal Money Market Portfolio........................     469,233        364,959        104,274
Government Money Market Portfolio.......................   1,278,894        994,695        284,199
Ohio Municipal Money Market Portfolio...................     131,086        103,820         27,266
Pennsylvania Municipal Money Market Portfolio...........     772,434        573,971        198,463
North Carolina Municipal Money Market Portfolio.........     197,127        179,846         17,281
Virginia Municipal Money Market Portfolio...............      34,404         34,404             --

PIMC pays PNC Bank for its sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .15% of the first $500 million, .13% of the next $500 million,
 .11% of the next $1 billion and .10% of net assets in excess of $2 billion.

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the six months ended March 31, 1995, administration fees and waivers for each Portfolio were as follows:

                                                         GROSS                                 NET
                                                  ADMINISTRATION FEE       WAIVER      ADMINISTRATION FEE
                                                  -------------------     --------     -------------------
Money Market Portfolio..........................       $ 844,302          $150,629          $ 693,673
Municipal Money Market Portfolio................         156,411            92,865             63,546
Government Money Market Portfolio...............         417,822           178,110            239,712
Ohio Municipal Money Market Portfolio...........          43,695            34,606              9,089
Pennsylvania Municipal Money Market Portfolio...         257,478           126,528            130,950
North Carolina Municipal Money Market
  Portfolio.....................................          65,709            59,949              5,760
Virginia Municipal Money Market Portfolio.......          11,468            11,468                 --

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also voluntarily agreed to reimburse expenses in the amount of $2,665 with respect to the North Carolina Municipal Money Market Portfolio and $14,525 with respect to the Virginia Municipal Money Market Portfolio for the six months ended March 31, 1995.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the six months ended March 31, 1995.

(C)  CAPITAL SHARES

     The Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown below for such transactions.

     Transactions in capital shares for each period were as follows:

                                                                                 MUNICIPAL
                                                                           MONEY MARKET PORTFOLIO
                                       MONEY MARKET PORTFOLIO          ------------------------------
                                 ----------------------------------       FOR THE
                                     FOR THE                            SIX MONTHS
                                   SIX MONTHS        FOR THE YEAR          ENDED        FOR THE YEAR
                                      ENDED              ENDED           MARCH 31,          ENDED
                                 MARCH 31, 1995      SEPTEMBER 30,         1995         SEPTEMBER 30,
                                   (UNAUDITED)           1994           (UNAUDITED)         1994
                                 ---------------    ---------------    -------------    -------------
Shares sold:
  Institutional Class.........   $   547,501,995    $ 1,541,859,975    $  73,868,151    $ 112,801,931
  Service Class...............     2,076,774,716      3,340,513,140      482,372,726      626,534,455
  Series A Investor Class.....        12,592,799         10,165,172            2,151           57,540
Shares issued in acquisition:
  Institutional Class.........                --                 --               --               --
  Service Class...............                --          3,334,564               --               --
  Series A Investor Class.....                --                 --               --               --
Shares issued in reinvestment
  of dividends:
  Institutional Class.........             2,758              1,406               --               --
  Service Class...............         2,462,395          2,125,570          273,748          305,101
  Series A Investor Class.....           105,983             54,629              507              619
Shares redeemed:
  Institutional Class.........      (456,540,033)    (1,474,467,520)     (69,728,311)    (121,338,119)
  Service Class...............    (2,049,972,828)    (3,185,344,683)    (425,203,730)    (587,403,447)
  Series A Investor Class.....        (9,739,012)        (5,926,562)         (15,043)         (32,023)
                                 ---------------    ---------------    -------------    -------------
Net increase..................   $   123,188,773    $   232,315,691    $  61,570,199    $  30,926,057
                                 ===============    ===============    =============    =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                               OHIO MUNICIPAL
                                             GOVERNMENT                    MONEY MARKET PORTFOLIO
                                       MONEY MARKET PORTFOLIO          ------------------------------
                                 ----------------------------------       FOR THE
                                     FOR THE                            SIX MONTHS
                                   SIX MONTHS        FOR THE YEAR          ENDED        FOR THE YEAR
                                      ENDED              ENDED           MARCH 31,          ENDED
                                 MARCH 31, 1995      SEPTEMBER 30,         1995         SEPTEMBER 30,
                                   (UNAUDITED)           1994           (UNAUDITED)         1994
                                 ---------------    ---------------    -------------    -------------
Shares sold:
  Institutional Class.........   $   389,009,440    $   228,682,656    $  70,320,128    $ 125,595,359
  Service Class...............     1,418,765,208      1,915,338,460       49,146,606      158,217,405
  Series A Investor Class.....         3,964,892          1,753,740           30,000          115,346
Shares issued in reinvestment
  of dividends:
  Institutional Class.........                --                 --            3,177           15,291
  Service Class...............         1,969,671          1,768,196          168,283          194,375
  Series A Investor Class.....            36,900              1,952              391              909
Shares redeemed:
  Institutional Class.........      (312,822,300)      (204,678,202)     (68,652,896)    (127,116,173)
  Service Class...............    (1,288,216,761)    (1,729,686,389)     (45,388,076)    (129,582,395)
  Series A Investor Class.....        (3,257,741)          (149,412)         (53,340)         (88,672)
                                 ---------------    ---------------    -------------    -------------
Net increase..................   $   209,449,309    $   213,031,001    $   5,574,273    $  27,351,445
                                 ===============    ===============    =============    =============

                                                                          NORTH CAROLINA MUNICIPAL
                                       PENNSYLVANIA MUNICIPAL              MONEY MARKET PORTFOLIO
                                       MONEY MARKET PORTFOLIO          ------------------------------
                                 ----------------------------------       FOR THE
                                     FOR THE                            SIX MONTHS
                                   SIX MONTHS        FOR THE YEAR          ENDED        FOR THE YEAR
                                      ENDED              ENDED           MARCH 31,          ENDED
                                 MARCH 31, 1995      SEPTEMBER 30,         1995         SEPTEMBER 30,
                                   (UNAUDITED)           1994           (UNAUDITED)         1994
                                 ---------------    ---------------    -------------    -------------
Shares sold:
  Institutional Class.........   $   296,066,267    $   376,513,609    $ 223,865,692    $ 323,582,453
  Service Class...............       179,596,703        130,876,896        1,578,675          648,753
  Series A Investor Class.....            57,551            161,583            2,600               --
Shares issued in reinvestment
  of dividends:
  Institutional Class.........            14,962              4,063           11,094           20,890
  Service Class...............           253,373            271,409              370              806
  Series A Investor Class.....             1,738                595                3               --
Shares redeemed:
  Institutional Class.........      (266,325,553)      (220,657,499)    (175,325,454)    (288,065,877)
  Service Class...............      (103,113,017)       (79,507,178)      (1,172,420)        (649,559)
  Series A Investor Class.....           (92,949)           (23,169)              --               --
                                 ---------------    ---------------    -------------    -------------
Net increase..................   $   106,459,075    $   207,640,309    $  48,960,560    $  35,537,466
                                 ===============    ===============    =============    =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

                                                                               VIRGINIA MUNICIPAL
                                                                             MONEY MARKET PORTFOLIO
                                                                           ---------------------------
                                                                                             FOR THE
                                                                             FOR THE         PERIOD
                                                                            SIX MONTHS      JULY 25,
                                                                              ENDED           1994(1)
                                                                            MARCH 31,        THROUGH
                                                                               1995         SEPTEMBER
                                                                           (UNAUDITED)      30, 1994
                                                                           ------------    -----------
Shares sold:
  Institutional Class..................................................    $ 19,128,990    $15,828,907
  Service Class........................................................         634,255             --
  Series A Investor Class..............................................              --             --
Shares issued in reinvestment of dividends:
  Institutional Class..................................................              --             --
  Service Class........................................................              --             --
  Series A Investor Class..............................................              --             --
Shares redeemed:
  Institutional Class..................................................     (14,325,898)    (1,997,809)
  Service Class........................................................        (234,150)            --
  Series A Investor Class..............................................              --             --
                                                                           ------------    -----------
Net increase...........................................................    $  5,203,197    $13,831,098
                                                                           ============    ===========

-------------
(1) Commencement of operations.

(D)  AT MARCH 31, 1995, NET ASSETS CONSISTED OF:

                                                                                               OHIO
                                                            MUNICIPAL       GOVERNMENT      MUNICIPAL
                                          MONEY MARKET     MONEY MARKET    MONEY MARKET    MONEY MARKET
                                           PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                         --------------    ------------    ------------    ------------
Capital paid in.......................   $1,206,451,057    $225,599,914    $621,451,943    $ 60,191,084
Accumulated net realized gain (loss)
on investment transactions............           18,746         (35,316)         11,145          (2,285)
                                         --------------    ------------    ------------    ------------
                                         $1,206,469,803    $225,564,598    $621,463,088    $ 60,188,799
                                         ==============    ============    ============    ============

                                                                              NORTH
                                                           PENNSYLVANIA      CAROLINA        VIRGINIA
                                                            MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                           MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           ------------    ------------    ------------
Capital paid in........................................    $325,260,025    $118,633,569    $ 19,034,295
Accumulated net realized gain (loss)
on investment transactions.............................             130            (112)             20
                                                           ------------    ------------    ------------
                                                           $325,260,155    $118,633,457    $ 19,034,315
                                                           ============    ============    ============

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

(E)  CAPITAL LOSS CARRYOVER

     At September 30, 1994, capital loss carryovers were available to offset possible future realized capital gains as follows: $637 in the Money Market Portfolio which expire in 2002, $22,960 in the Municipal Money Market Portfolio which expire in 2002, $2,285 in the Ohio Municipal Money Market Portfolio which expire in 2002, and $112 in the North Carolina Municipal Money Market Portfolio which expire in 2001.

(F) ACQUISITION OF THE MONEY MARKET PORTFOLIO OF THE PNC FINANCIAL COMMON TRUST FOR RETIREMENT ASSETS

     On December 27, 1993, The PNC Fund acquired all the assets of the Money Market Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these accounts. The acquisition was accomplished by a tax-free exchange of assets with a value of $3,334,564 for 3,334,564 shares of the Service class of the Money Market Portfolio at $1.00 per share.

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Investment Adviser
  PNC Institutional Management
     Corporation
  Wilmington, Delaware 19809

Sub-Adviser and Custodian
  PNC Bank, National Association
  Philadelphia, Pennsylvania 19101

Co-Administrator and Transfer Agent
  PFPC Inc.
  Wilmington, Delaware 19809

Co-Administrator and Distributor
  Provident Distributors, Inc.
  Radnor, Pennsylvania 19087

Counsel
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107

Independent Accountants
  Coopers & Lybrand L.L.P.
  Philadelphia, Pennsylvania 19103


PNCI-T-01M
====================================================



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                    [PNC FUNDS LOGO]


                     THE PNC(R) FUND

                  MONEY MARKET PORTFOLIO
             MUNICIPAL MONEY MARKET PORTFOLIO

            GOVERNMENT MONEY MARKET PORTFOLIO

                   OHIO MUNICIPAL MONEY
                     MARKET PORTFOLIO

               PENNSYLVANIA MUNICIPAL MONEY
                     MARKET PORTFOLIO

              NORTH CAROLINA MUNICIPAL MONEY
                     MARKET PORTFOLIO

                 VIRGINIA MUNICIPAL MONEY
                     MARKET PORTFOLIO



            Semi-Annual Report to Shareholders
                      March 31, 1995

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